                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/ Preliminary Proxy Statement     /_/ Confidential, for Use of the
                       Commission Only (as permitted by
                       Rule 14a-6(e)(2))

/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials

/_/ Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              Thermo Fibertek Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Thermo Fibertek Inc.
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

/X/ No fee required

/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

/_/ Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

  PRELIMINARY COPY -- FOR USE OF THE SECURITIES AND EXCHANGE COMMISSION ONLY


                      [LETTERHEAD OF THERMO FIBERTEK INC.]

                                 ___________, 2000

Dear Stockholder:

         The enclosed Notice calls a Special Meeting of the Stockholders of Thermo Fibertek Inc. I respectfully request that you attend this meeting, if possible.

         A proxy authorizing three officers of the Company to vote your shares for you if you do not attend the meeting is enclosed with this letter. Whether or not you plan to attend the meeting in person, I urge you to complete the proxy and return it to our transfer agent, American Stock Transfer & Trust Company, in the enclosed addressed, postage-paid envelope as soon as possible. The business of the meeting may not be transacted without the presence at the meeting, either in person or by proxy, of the holders of at least a majority of the shares of the Company's stock issued and outstanding and entitled to vote.

         I would appreciate your immediate attention to the mailing of this proxy.

                                  Yours very truly,



                                  /s/ William A. Rainville
                                  WILLIAM A. RAINVILLE
                                  President and Chief Executive Officer

                      [LETTERHEAD OF THERMO FIBERTEK INC.]

                              _____________, 2000

To the Holders of Common Stock of THERMO FIBERTEK INC.

                            NOTICE OF SPECIAL MEETING

         A Special Meeting of the Stockholders of Thermo Fibertek Inc. (the "Company") will be held on Monday, October 30, 2000, at ____.m. at the Company's offices at 245 Winter Street, Waltham, Massachusetts. The purpose of the meeting is to consider and take action upon the following matters:

    1. A proposal to amend the Company's Certificate of Incorporation to authorize the issuance of preferred stock;

    2. A proposal to amend the Company's Certificate of Incorporation to require the affirmative vote of either (A) a majority of the directors present at a meeting of the Company's Board of Directors (the "Board") at which a quorum is present or (B) the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors to adopt, amend, alter or repeal the By-laws of the Company;

    3. A proposal to amend the Company's Certificate of Incorporation to fix the minimum size of the Board at three directors and establish a classified Board having three classes with staggered three-year terms;

    4. A proposal to amend the Company's Certificate of Incorporation to allow the removal of directors only for cause and only upon the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors and provide that any vacancy on the Board be filled only by a vote of the majority of directors then in office;

    5. A proposal to amend the Company's Certificate of Incorporation to require advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders in the manner provided by the Company's By-laws;

    6. A proposal to amend the Company's Certificate of Incorporation to eliminate the ability of stockholders to take action by written consent without a meeting;

    7. A proposal to amend the Company's Certificate of Incorporation to limit the ability to call special meetings of the stockholders to the Board, the Chairman of the Board and the Chief Executive Officer or, if none, the President of the Company and to limit business transacted at any special meeting of stockholders to matters relating to the purposes stated in the notice calling that meeting;

    8. A proposal to amend the Company's Certificate of Incorporation to effect a reverse split of the Company's Common Stock, $.01 par value per share, pursuant to which each __ shares of Common Stock then outstanding would be converted into one share of Common Stock;

    9. A proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "___________;"

    10. A proposal to amend and restate the Company's Certificate of Incorporation to consolidate the foregoing amendments and to update the language of the Certificate of Incorporation to eliminate certain ambiguities and to more closely follow the Delaware General Corporation Law and current corporate practice;

    11. A proposal to amend the Company's Equity Incentive Plan to increase the number of shares of Common Stock available for issuance under the Equity Incentive Plan by ___________________ and to provide for the automatic annual grant of options to purchase ________________ shares of Common Stock to outside directors of the Company;

    12. A proposal to amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance under the Employee Stock Purchase Plan by 750,000 and to extend the term of the Employee Stock Purchase Plan until November 1, 2010;
         and

    13. Such other business as may properly be brought before the meeting and any adjournment thereof.

         Approval of each of the first ten proposals listed above is conditioned upon the approval of all of the first ten proposals listed above. In the event that any of the first ten proposals listed above is not approved by the Company's stockholders, the Company's Certificate of Incorporation will remain in effect without amendment.

         The record date for the determination of the stockholders entitled to receive notice of and to vote at the meeting is ____________, 2000.

         The By-laws of the Company require that the holders of a majority of the stock issued and outstanding and entitled to vote be present in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. Accordingly, it is important that your shares be represented at the meeting regardless of the number of shares you may hold. Whether or not you plan to attend the meeting in person, please promptly sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

         This Notice, the proxy and proxy statement enclosed herewith are sent to you by order of the Board.


                                  SANDRA L. LAMBERT
                                  Secretary

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors (the "Board") of Thermo Fibertek Inc. (the "Company") for use at a Special Meeting of Stockholders to be held on Monday, October 30, 2000, at ___.m. at the Company's offices at 245 Winter Street, Waltham, Massachusetts and any adjournment thereof (the "Special Meeting"). The mailing address of the executive office of the Company is 245 Winter Street, Waltham, Massachusetts 02451. This Proxy Statement and the enclosed proxy were first furnished to the stockholders of the Company on or about ___________, 2000.

                                VOTING PROCEDURES

         The Board intends to present to the Special Meeting nine proposals to amend the Company's Certificate of Incorporation, as amended to date (as so amended, the "Existing Certificate"), one proposal to amend and restate the Existing Certificate to consolidate those nine amendments into and to update the language of the Existing Certificate (collectively, the "Charter Proposals") and two proposals to amend the Company's Equity Incentive Plan and Employee Stock Purchase Plan (together, the "Plan Proposals" and collectively with the Charter Proposals, the "Proposals").

         The holders of a majority of the shares of the common stock of the Company, $.01 par value per share (the "Common Stock"), that are issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. Shares of Common Stock present in person or represented by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Special Meeting.

         The affirmative vote of a majority of shares of Common Stock outstanding on ___________, 2000, the record date for the Special Meeting, is necessary for approval of each of the Charter Proposals. The affirmative vote of a majority of shares of Common Stock voting at the Special Meeting on each Plan Proposal is required for the approval of such Plan Proposal. Each share of Common Stock that you hold is entitled to one vote for or against each of the Proposals. Shares represented by proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted for the Proposals, and as the individuals named as proxy holders on the proxy deem advisable on all other matters as may properly come before the Special Meeting.

         Any instruction to abstain from voting on a Proposal will be treated for purposes of determining whether a quorum exists as shares present and entitled to vote. Such an instruction will have, for purposes of determining the outcome of the vote, the same effect as a vote against the Proposal, with respect to a Charter Proposal, and no effect with respect to a Plan Proposal.

         If you hold shares of Common Stock through a broker, bank or other representative, generally the broker or other representative may only vote the shares of Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or other representative may vote on certain matters for which it has discretionary voting authority. If a broker or other representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. A broker non-vote on any

Proposal will be treated the same as an instruction to abstain for purposes of determining whether a quorum exists and determining the outcome of the vote.

         A stockholder who returns a proxy may revoke it at any time before the stockholder's shares are voted at the meeting by written notice to the Secretary of the Company received prior to the meeting, by executing and returning a later-dated proxy or by voting by ballot at the meeting. Attendance at the meeting without voting will not constitute a revocation of a previously submitted proxy.

         The outstanding stock of the Company entitled to vote at the Special Meeting (excluding shares held in treasury by the Company) as of _____________, 2000, consisted of _________ shares of Common Stock. Only stockholders of record at the close of business on _____________, 2000, will be entitled to vote at the Special Meeting. As of the close of business on ______________, 2000, Thermo Electron Corporation ("Thermo Electron") held a majority of the outstanding shares of Common Stock. Thermo Electron intends to vote "For" each Proposal. Accordingly, it is expected that each Proposal will be approved.
Nevertheless, whether or not you plan to attend the Special Meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States.

                                 STOCK OWNERSHIP

         The following table sets forth the beneficial ownership of Common Stock of the Company, as well as the common stock of Thermo Electron and the Company's majority-owned subsidiary, Thermo Fibergen, as of June 30, 2000, with respect to
(i) each director, (ii) the chief executive officer of the Company and each executive officer named in the summary compensation table under the heading "Executive Compensation" (collectively the "named executive officers") and (iii) all directors and current executive officers of the Company as a group. In addition, the following table sets forth the beneficial ownership of Common Stock as of June 30, 2000, with respect to each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

         Certain directors and executive officers of the Company are also directors and executive officers of Thermo Electron or its subsidiaries other than the Company, and all such persons disclaim beneficial ownership of the shares of Common Stock owned by Thermo Electron.


                        NAME(1)                              THERMO          THERMO          THERMO
                                                          FIBERTEK (2)    ELECTRON (3)    FIBERGEN (4)
                                                          ------------    ------------    ------------
Thermo Electron Corporation (5)........................     55,683,057           N/A             N/A
Jan-Eric Bergstedt (6).................................        189,796        23,531          21,000
Francis L. McKone......................................          7,381         1,000          18,037
Donald E. Noble (6)....................................        140,368       159,955           7,500
Thomas M. O'Brien......................................        167,781        55,653          10,000
Jonathan W. Painter....................................        115,594        53,598          21,000

                                       2

William A. Rainville (6)...............................        692,424       403,698          78,000
Edward J. Sindoni......................................        297,209        33,387          10,000
Richard F. Syron.......................................              0     1,409,806               0
All directors and current executive officers as a group      1,768,803     2,853,467         202,537
(10 persons)...........................................



(1) Except as reflected in the footnotes to this table, shares of Common Stock of the Company and of the common stock of Thermo Electron and Thermo Fibergen beneficially owned consist of shares owned by the indicated person or by that person for the benefit of minor children, and all share ownership includes sole voting and investment power.

(2) Shares of Common Stock beneficially owned by Mr. Bergstedt, Mr. McKone, Mr. Noble, Mr. O'Brien, Mr. Painter, Mr. Rainville, Mr. Sindoni and all directors and current executive officers as a group include 183,500, 3,000, 9,050, 143,500, 98,900, 550,000, 266,600 and 1,412,800 shares, respectively, that such person or group had the right to acquire within 60 days of June 30, 2000, through the exercise of stock options. Shares beneficially owned by Mr. McKone, Mr. Noble and all directors and current executive officers as a group include 3,381, 12,283 and 15,664 shares, respectively, that had been allocated through April 1, 2000, to their respective accounts maintained under the Company's Deferred Compensation Plan. Shares beneficially owned by Mr. Painter include 15 shares held in a custodial account for the benefit of a minor child. Except for Mr. Rainville, who beneficially owned 1.12% of the Company's Common Stock outstanding as of June 30, 2000, no director or named executive officer beneficially owned more than 1% of the Common Stock outstanding as of June 30, 2000; all directors and current executive officers as a group beneficially owned 2.75% of the Common Stock outstanding as of such date.

(3) Shares of the common stock of Thermo Electron beneficially owned by Mr. Bergstedt, Mr. Noble, Mr. O'Brien, Mr. Painter, Mr. Rainville, Mr. Sindoni, Dr. Syron and all directors and current executive officers as a group include 21,400, 29,104, 54,400, 52,230, 332,980, 30,150,
         1,311,000 and 2,445,622 shares, respectively, that such person or members of the group had the right to acquire within 60 days of June 30, 2000, through the exercise of stock options. Shares beneficially owned by Mr. Noble, Dr. Syron and all directors and current executive officers as a group include 46,813, 2,506 and 49,319 shares, respectively, allocated through April 1, 2000, to their respective accounts maintained pursuant to Thermo Electron's deferred compensation plan for directors. No director or named executive officer beneficially owned more than 1% of such common stock outstanding as of such date; all directors and current executive officers as a group beneficially owned 1.64% of the Thermo Electron common stock outstanding as of June 30, 2000.

(4) Shares of the common stock of Thermo Fibergen beneficially owned by Mr. Bergstedt, Mr. McKone, Mr. Noble, Mr. O'Brien, Mr. Painter, Mr. Rainville, Mr. Sindoni and all directors and current executive officers as a group include 19,500, 16,000, 1,500, 10,000, 20,000, 75,000,
         10,000 and 189,000 shares, respectively, that such person or members of the group had the right to acquire within 60 days of June 30, 2000, through the exercise of stock options. Shares beneficially owned by Mr. McKone and all directors and current executive officers as a group include 1,937 shares that had been allocated through April 1, 2000, to Mr. McKone's account maintained under Thermo Fibergen's deferred compensation plan for directors. Shares beneficially owned by Mr. Bergstedt include 1,500 shares held by his spouse. No director or named executive officer beneficially owned more than 1% of such common stock outstanding as of June 30, 2000; all directors and current executive officers as a group beneficially owned 1.43% of the Thermo Fibergen common stock outstanding as of such date.

(5) Thermo Electron beneficially owned 90.86% of the Common Stock outstanding as of June 30, 2000. Thermo Electron's address is 81 Wyman Street, Waltham, Massachusetts 02454-9046.

(6) As of June 30, 2000, Mr. Bergstedt, Mr. Noble and Mr. Rainville beneficially owned 750, 3,000 and 1,500 redemption rights, respectively, issued by Thermo Fibergen. The redemption rights beneficially owned by Mr. Bergstedt are held by his spouse. Each of these rights, issued in a public offering in September 1996, permits the holder to sell one share of Thermo Fibergen common stock back to Thermo Fibergen during certain periods in the future at a price of $12.75 per share.

                            COMPENSATION OF DIRECTORS

         CASH COMPENSATION. Outside directors receive an annual retainer of $5,000 and a fee of $1,000 per meeting for attending regular meetings of the Board and $500 per meeting for participating in meetings of the Board held by means of conference telephone and for participating in certain meetings of committees of the Board. Payment of directors' fees is made quarterly. Mr. Rainville and Dr. Syron are both employees of Thermo Electron or its subsidiaries and do not receive any cash compensation from the Company for their services as directors. Directors are also reimbursed for out-of-pocket expenses incurred in attending such meetings.

         DEFERRED COMPENSATION PLAN. Under the Company's deferred compensation plan for directors (the "Deferred Compensation Plan"), a director has the right to defer receipt of his cash fees until he ceases to serve as a director, dies or retires from his principal occupation. In the event of a change of control or proposed change of control of the Company that is not approved by the Board, deferred amounts become payable immediately. Any of the following events are deemed to be a change of control under the Deferred Compensation Plan: (i) the acquisition by any person of 40% or more of the outstanding common stock or voting securities of Thermo Electron; (ii) the failure of the Thermo Electron board of directors to include a majority of directors who are "continuing directors", which term is defined to include directors who were members of Thermo Electron's board on July 1, 1999 or who subsequent to that date were nominated or elected by a majority of directors who were "continuing directors" at the time of such nomination or election; (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving Thermo Electron or the sale or other disposition of all or substantially all of the assets of Thermo Electron unless immediately after such transaction (a) all holders of Thermo Electron common stock immediately prior to such transaction own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (b) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or (iv) approval by stockholders of a complete liquidation or dissolution of Thermo Electron. It is expected that following the Spin-Off (as defined below), the definition of a change of control under the Deferred Compensation Plan will be amended to refer to changes relating to the Company rather than Thermo Electron.

         Amounts deferred pursuant to the Deferred Compensation Plan are valued at the end of each quarter as units of Common Stock. When payable, amounts deferred may be disbursed solely in shares of Common Stock accumulated under the Deferred Compensation Plan. As of August 31, 2000, a total of 450,000 shares of Common Stock were reserved for issuance under the Deferred Compensation Plan and deferred units equal to approximately 16,819 shares of Common Stock were accumulated under the Deferred Compensation Plan.

         DIRECTORS STOCK OPTION PLAN. The Company's directors stock option plan (the "Directors Plan") provides for the grant of stock options to purchase shares of Common Stock to outside directors as additional compensation for their service as directors. Under the Directors Plan, outside directors are automatically granted options to purchase 1,000 shares of Common Stock at the close of business on the date of each annual meeting of stockholders of the Company. Options evidencing annual grants are immediately exercisable at any time from and after the grant date of the option and generally expire on the third anniversary of the grant date.

         The exercise price for options granted under the Directors Plan is the average of the closing prices of Common Stock as reported on the American Stock Exchange (or other principal market on which Common Stock is then traded) for the five trading days immediately preceding and including the date of grant, or, if the shares are not then traded, at the last price per share paid by third parties in an arms-length transaction prior to the option grant. As of August 31, 2000, options to purchase 296,525 shares of Common Stock had been granted and options to purchase 16,425 shares of Common Stock were outstanding under the Directors Plan, options to purchase 277,200 shares of Common Stock had been exercised, options to purchase 2,900 shares of Common Stock had lapsed and options to purchase 381,375 shares of Common Stock were available for future grant.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table summarizes compensation during the last three fiscal years for services to the Company in all capacities awarded to, earned by or paid to the Company's chief executive officer and four other most highly compensated executive officers. These executive officers are collectively referred to as the "named executive officers."

         The Company is required to appoint certain executive officers and full-time employees of Thermo Electron as executive officers of the Company, in accordance with the Thermo Electron Corporate Charter. The compensation for these executive officers is determined and paid entirely by Thermo Electron. The time and effort devoted by these individuals to the Company's affairs is provided to the Company under a corporate services agreement between the Company and Thermo Electron. Accordingly, the compensation for these individuals is not reported in the following table.


                                                  SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                      LONG TERM COMPENSATION
                                                                   -----------------------------
                                        ANNUAL COMPENSATION         RESTRICTED      SECURITIES
    NAME AND                FISCAL     -----------------------        STOCK         UNDERLYING         ALL OTHER
PRINCIPAL POSITION           YEAR       SALARY        BONUS         AWARDS(1)       OPTIONS(2)       COMPENSATION(3)
------------------          ------     --------      --------      ------------   -------------      ---------------
William A. Rainville(4)      1999      $189,000      $119,000      $71,498 (TFT)   40,000 (TFT)       $25,422 (5)
  President and Chief                                                              35,000 (TFG)
  Executive Officer          1998      $156,000       $84,000          --                --           $28,922 (5)
                             1997      $110,000      $100,000          --         240,000 (TFT)       $28,340 (5)
--------------------------------------------------------------------------------------------------------------------
Edward J. Sindoni            1999      $173,000      $107,000          --           6,300 (TMO)       $20,717
  Vice President             1998      $166,000       $90,000          --         131,600 (TFT)       $24,284
                                                                                    4,700 (TMO)
                             1997      $159,000       $86,000          --          45,000 (TFT)       $22,417
                                                                                    1,900 (TMO)
--------------------------------------------------------------------------------------------------------------------
Jan-Eric O. Bergstedt        1999      $172,000       $90,000          --             300 (TMO)        $7,200
  Vice President             1998      $166,000       $87,000          --          24,000 (TFT)        $7,200
                                                                                    1,600 (TMO)
                             1997      $159,000       $91,350          --          95,000 (TFT)        $5,344
                                                                                      200 (TMO)
--------------------------------------------------------------------------------------------------------------------
Thomas M. O'Brien            1999      $173,000       $89,000       $9,994 (TFT)    1,000 (TMO)       $20,323


  Executive Vice             1998      $150,500       $63,000          --          40,000 (TFT)        $22,046
  President, Finance                                                               30,900 (TMO)
                             1997      $144,500       $39,000          --           1,000 (TMO)        $20,680
--------------------------------------------------------------------------------------------------------------------
Jonathan W. Painter (6)      1999      $158,000      $111,000       $9,994 (TFT)      800 (TMO)        $13,896(7)
  Executive Vice             1998      $150,000       $86,000          --          11,600 (TFT)        $16,056(7)
  President                                                                           900 (TMO)
                             1997      $140,000       $25,000          --                --            $9,294 (7)
--------------------------------------------------------------------------------------------------------------------



(1) In fiscal 1999, Mr. Rainville, Mr. O'Brien and Mr. Painter were awarded 9,300, 1,300 and 1,300 shares, respectively, of restricted Common Stock of the Company with a value of $71,498, $9,994 and $9,994, respectively, on the date of grant. The restricted stock awards vest 100% on the third anniversary of the grant date. Any cash dividends paid on restricted shares are entitled to be retained by the recipient without regard to vesting. Any stock dividends paid on restricted shares are entitled to be retained by the recipient subject to the same vesting restrictions as the underlying shares. At the end of fiscal 1999, Mr. Rainville, Mr. O'Brien and Mr. Painter held 9,300, 1,300 and 1,300 restricted shares, respectively, with an aggregate value of $66,263, $9,263 and $9,263, respectively.

(2) Options to purchase Common Stock awarded to executive officers are followed by the designation "TFT." In addition, the named executive officers of the Company have been granted options to purchase the common stock of the following Thermo Electron companies during the last three fiscal years as part of Thermo Electron's stock option program:
         Thermo Electron (designated in the table as "TMO") and Thermo Fibergen (designated in the table as "TFG").

(3) Represents, for Mr. Rainville, Mr. O'Brien and Mr. Sindoni, amounts contributed to their respective accounts under the Company's profit-sharing plan. Represents, for Mr. Bergstedt and Mr. Painter, the amount of matching contributions made by his employer to his account under the Thermo Electron 401(k) plan.

(4) Mr. Rainville is the chief operating officer of Thermo Electron, as well as the president and chief executive officer of the Company. A portion of Mr. Rainville's annual cash compensation (salary and bonus) has been paid by Thermo Electron in each of the last three fiscal years as compensation for the services provided to Thermo Electron based on the time he devoted to his responsibilities as an executive officer of Thermo Electron. The annual cash compensation (salary and bonus) reported in the table for Mr. Rainville represents solely the amount paid by the Company and its subsidiaries for Mr. Rainville's services as chief executive officer of the Company. For each of fiscal 1999, 1998 and 1997, 70%, 60% and 50% of Mr. Rainville's annual cash compensation (salary and bonus) was paid by the Company for his services as the Company's chief executive officer. From time to time, Mr. Rainville has been, and in the future may be, granted options to purchase shares of the common stock of Thermo Electron and certain of its subsidiaries other than the Company by Thermo Electron or such other subsidiaries. These options are not reported in this table as they were granted as compensation for service to other Thermo Electron companies in capacities other than in his capacity as president and chief executive officer of the Company.

(5) In addition to the matching contribution referred to in footnote (3), such amount includes $4,667, $5,319 and $5,741 of compensation attributable to interest-free loans provided to Mr. Rainville in fiscal 1999, 1998 and 1997, respectively, pursuant to the Company's stock holding assistance plan.

(6) Mr. Painter was appointed an executive officer of the Company on September 23, 1997. Prior to that date, Mr. Painter was granted options to purchase shares of the common stock of Thermo Electron and certain of its subsidiaries other than the Company from time to time by Thermo Electron or such other subsidiaries. These options are not reported in this table as they were granted as compensation for services to other Thermo Electron companies in capacities other than in his capacity as an executive officer of the Company.

(7) In addition to the matching contribution referred to in footnote (3), such amount includes $6,696, $8,856 and $2,169 of compensation attributable to interest-free loans provided to Mr. Painter in fiscal 1999, 1998 and 1997, respectively, pursuant to the Company's stock holding assistance plan.

         STOCK OPTIONS GRANTED DURING FISCAL YEAR 1999. The following table sets forth information concerning individual grants of stock options made during fiscal 1999 to the Company's named executive officers. It has not been the Company's policy in the past to grant stock appreciation rights, and no such rights were granted during fiscal 1999.

         Mr. Rainville is the chief operating officer of Thermo Electron and from time to time has been, and in the future may be, granted options to purchase common stock of Thermo Electron and certain of its subsidiaries other than the Company. These options are not reported in this table as they were granted as compensation for service to other Thermo Electron companies in capacities other than in his capacity as the president and chief executive officer of the Company.


                                   OPTION GRANTS IN FISCAL 1999
------------------------------------------------------------------------------------------------------------------
                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                 PERCENT OF                                ANNUAL RATES OF STOCK
                            NUMBER OF          TOTAL OPTIONS                              PRICE APPRECIATION FOR
                            SECURITIES           GRANTED TO     EXERCISE                       OPTION TERM (2)
                         UNDERLYING OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION     ---------------------
      NAME                 GRANTED (1)          FISCAL YEAR      SHARE        DATE            5%            10%
     ------                -----------          -----------     ------     ---------      ---------     -------
William A. Rainville       40,000 (TFT)            31.5%          $7.54     01/28/06       $122,780      $286,132
                            4,300 (TMO)             0.1% (3)     $14.81     09/22/04        $17,590       $38,879
                           35,000 (TFG)           100.0%          $8.93     03/16/06       $127,240      $296,520
------------------------------------------------------------------------------------------------------------------
Edward J. Sindoni           1,600 (TMO)             0.1% (3)     $14.81     09/22/04         $6,550       $14,467
------------------------------------------------------------------------------------------------------------------
Jan-Eric O. Bergstedt         300 (TMO)            0.01% (3)     $14.81     09/22/04         $1,230        $2,713
------------------------------------------------------------------------------------------------------------------
Thomas M. O'Brien           1,000 (TMO)            0.03% (3)     $14.81     09/22/04         $4,090        $9,042
------------------------------------------------------------------------------------------------------------------
Jonathan W. Painter           800 (TMO)            0.03% (3)     $14.81     09/22/04         $3,270        $7,233
------------------------------------------------------------------------------------------------------------------



(1) All of the options granted during the fiscal year are immediately exercisable. Generally, the shares acquired upon exercise are subject to repurchase by the granting company at the exercise price if the optionee ceases to be employed by the granting company or another Thermo Electron company. The granting company may exercise its repurchase rights within six months after the termination of the optionee's employment. The repurchase rights generally lapse ratably over a one- to five-year period, depending on the option term, which may vary from five to seven years, provided that the optionee continues to be employed by the Company or another Thermo Electron company. The granting company may permit the holders of options to exercise options and to satisfy tax withholding obligations by surrendering shares equal in fair market value to the exercise price or withholding obligation. Please see footnote (2) under the Summary Compensation Table on page 6 for the company abbreviations used in this table.

(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock of the applicable company, the optionee's continued employment or service as a director through the option period and the date on which the options are exercised.

(3) These options were granted under stock option plans maintained by Thermo Electron companies other than the Company and accordingly are reported as a percentage of total options granted to employees of Thermo Electron and its subsidiaries.

         STOCK OPTIONS EXERCISED DURING FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES. The following table reports certain information regarding stock option exercises during fiscal 1999 and outstanding stock options held at the end of fiscal 1999 by the Company's named executive officers. No stock appreciation rights were exercised or were outstanding during fiscal 1999.


            AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL 1999 YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF            VALUE OF
                                                                                SECURITIES          UNEXERCISED
                                                                                UNDERLYING          IN-THE-MONEY
                                                                             UNEXERCISED OPTIONS     OPTIONS AT
                                                  SHARES                     AT FISCAL YEAR-END   FISCAL YEAR -END
                                                ACQUIRED ON     VALUES          (EXERCISABLE/      (EXERCISABLE/
NAME                            COMPANY          EXERCISE     REALIZED (1)     UNEXERCISABLE)(2)   UNEXERCISABLE)
----                            -------         ---------     ------------    -----------------    --------------
William A. Rainville (3)         (TFT)           155,000       $707,265         550,000  /0 (4)     $830,250 /--
                                 (TFG)             --             --             35,000  /0 (5)     $114,030 /--
------------------------------------------------------------------------------------------------------------------
Edward J. Sindoni                (TFT)             --             --            266,600  /0 (4)     $384,900 /--
                                 (TMO)             --             --             32,050  /0 (6)         $304 /--
                                 (TFG)             --             --             10,000  /0          $21,880 /--
------------------------------------------------------------------------------------------------------------------
Jan-Eric O. Bergstedt            (TFT)             --             --            183,500  /0          $57,405 /--
                                 (TMO)             --             --             21,600  /0              $57 /--
                                 (TFG)             --             --             19,500  /0          $26,256 /--
------------------------------------------------------------------------------------------------------------------
Thomas M. O'Brien                (TFT)            84,150       $341,901         143,500  /0 (4)     $242,663 /--
                                 (TMO)             --             --             55,450  /0 (6)         $190 /--
                                 (TFG)             --             --             10,000  /0          $21,880 /--
------------------------------------------------------------------------------------------------------------------
Jonathan W. Painter (7)          (TFT)             --             --             11,600  /0 (4)           $0 /--
                                 (TMO)             --             --              1,700  /0             $152 /--
------------------------------------------------------------------------------------------------------------------


(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held be the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2) All of the options reported outstanding at the end of the fiscal year were immediately exercisable as of fiscal year-end. Generally, the shares acquired upon exercise of the options reported in the table are subject to repurchase by the granting company at the exercise price if the optionee ceases to be employed by or serve as a director of such company or another Thermo Electron company. The granting company may exercise its repurchase rights within six months after the termination of the optionee's employment or cessation of directorship, as the case may be. The repurchase rights generally lapse ratably over a one- to ten-year period, depending on the option term, which may vary from two to twelve years, provided that the optionee continues to be employed by or serve as a director of the granting company or another Thermo Electron company. For companies that are not publicly-traded, the repurchase rights lapse in their entirety on the ninth anniversary of the grant date. The granting company may permit the holders of options to exercise options and to satisfy tax withholding obligations by surrendering shares equal in fair market value to the exercise price or withholding obligation. Please see footnote (2) under the Summary Compensation Table on page 6 for the company abbreviations used in this table.

(3) Mr. Rainville has served as an officer of Thermo Electron in various capacities since 1986 and holds other unexercised options to purchase common stock of Thermo Electron and certain of its subsidiaries other than the Company. These options are not reported here as they were granted as compensation for service to other Thermo Electron companies in capacities other than in his capacity as the president and chief executive officer of the Company.

(4) Options to purchase 108,000, 27,000, 10,800 and 27,000 shares of the Company's Common Stock held by Mr. Rainville, Mr. Sindoni, Mr. Painter and Mr. O'Brien, respectively, are subject to the same terms described in footnote (2), except that the repurchase rights of the Company lapse ratably on the second through sixth anniversaries of the option grant date and shares purchased upon exercise thereof are further restricted from resale until such executive officer's retirement.

(5) Options to purchase 20,000 shares of the common stock of Thermo Fibergen granted to Mr. Rainville are subject to the same terms described in footnote (2), except that the repurchase rights of the granting company are deemed to lapse 20% per year commencing on the sixth anniversary of the grant date.

(6) Options to purchase 22,500 and 22,500 shares of the common stock of Thermo Electron granted to Mr. Sindoni and Mr. O'Brien, respectively, are subject to the same terms as described in footnote (2), except that the repurchase rights of the granting company generally do not lapse until the tenth anniversary of the grant date. In the event of the employee's death or involuntary termination prior to the tenth anniversary of the grant date, the repurchase rights of the granting company shall be deemed to have lapsed ratably over a five-year period commencing with the fifth anniversary of the grant date.

(7) Prior to September 1997, Mr. Painter served as an officer of Thermo Electron. As a result, Mr. Painter holds other unexercised options to purchase common stock of Thermo Electron and its subsidiaries other than the Company. These options are not reported here as they were granted as compensation for services to other Thermo Electron companies in capacities other than in his capacity as an executive officer of the Company.

         DEFINED BENEFIT RETIREMENT PLAN. The Company's subsidiary Thermo Web Systems, Inc. maintains a defined benefit retirement plan (the "Retirement Plan") for eligible U.S. employees. The following table sets forth the estimated annual benefits payable under the Retirement Plan upon retirement to employees of the subsidiary in specified compensation and years-of-service classifications. The estimated benefits at certain compensation levels reflect the statutory limits on compensation that can be recognized for plan purposes. This limit is currently $160,000 per year.



  ANNUAL COMPENSATION                      YEARS OF SERVICE
  -------------------        --------------------------------------------
                               15       20       25       30       35
                              -----    -----    -----    -----    -----
    $100,000                 $26,250  $35,000  $43,750  $48,125  $48,125
    $125,000                 $32,813  $43,750  $54,688  $60,156  $60,156
    $150,000                 $39,375  $52,500  $65,625  $72,188  $72,188
    $160,000                 $42,000  $56,000  $70,000  $84,000  $84,000



         Each eligible employee receives a monthly retirement benefit, beginning at normal retirement age (65), based on a percentage (1.75%) of the average monthly compensation of such employee before retirement, multiplied by his years of service (up to a maximum of 30 years). Full credit is given for the first 25 years of service, and half credit is given for years over 25 and less than 30. Benefits are reduced for retirement before normal retirement age. Average monthly compensation is generally defined as average monthly base salary over the five years of highest compensation in the ten-year period preceding retirement. For 1999, the compensation recognized for plan purposes for Mr. Rainville, Mr. Sindoni and Mr. O'Brien was $160,000, $160,000 and $160,000, respectively. The estimated credited years of service recognized under the Retirement Plan for Mr. Rainville, Mr. Sindoni and Mr. O'Brien is 30, 23 and 25, respectively, assuming retirement at age 65. Mr. Bergstedt and Mr. Painter are not entitled to receive any benefits under the Retirement Plan. No benefits under the Retirement Plan vest for an employee until after five years of participation, at which time they become fully vested. The benefits shown in the above table are subject to reduction for Social Security benefits. The plan benefits shown are payable during the employee's lifetime unless the employee elects another form of benefit that provides death benefit protection.

         EXECUTIVE RETENTION AGREEMENTS. Thermo Electron has entered into agreements with certain executive officers and key employees of Thermo Electron and its subsidiaries that provide severance benefits if their employment is terminated for any reason, by Thermo Electron "without cause" or by the individual "for good reason," as these terms are defined therein, within 18 months after a change in control of Thermo Electron. For purposes of these agreements, a change in control exists upon (i) the acquisition by any person of 40% or more of the outstanding common stock or voting securities of Thermo Electron; (ii) the failure of the Thermo Electron board of directors to include a majority of directors who are "continuing directors," which term is defined to include directors who were members of Thermo Electron's board on the date of the agreement or who subsequent to the date of the agreement were nominated or elected by a majority of directors who were "continuing directors" at the time of such nomination or election; (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving Thermo Electron or the sale or other disposition of all or substantially all of the assets of Thermo Electron unless immediately after such transaction (a) all holders of Thermo Electron common stock immediately prior to such transaction own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (b) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or (iv) approval by stockholders of a complete liquidation or dissolution of Thermo Electron.

         In 1998, Thermo Electron authorized an executive retention agreement with each of Mr. William A. Rainville, Mr. Edward J. Sindoni, Mr. Jonathan W. Painter and Mr. Thomas M. O'Brien. These agreements provide that in the event the individual's employment is terminated under the circumstances described above, the individual would be entitled to a lump sum payment equal to the sum of (a) in the case of Mr. Rainville, two times, and in the case of Messrs. Sindoni, Painter and O'Brien, one times, the individual's highest annual base salary in any 12-month period during the five-year period prior to the change in control, plus (b) in the case of Mr. Rainville, two times, and in the case of Messrs. Sindoni, Painter and O'Brien, one times, the individual's highest annual bonus in any 12-month period during the five-year period prior to the change in control. In addition, the individual would be provided benefits for a period of, in the case of Mr. Rainville, two years, and in the case of Messrs. Sindoni, Painter and O'Brien, one year, after such termination substantially equivalent to the benefits package the individual would have been otherwise entitled to receive if the individual was not terminated. Further, all repurchase rights of Thermo Electron and its subsidiaries shall lapse in their entirety with respect to all options that the individual holds in Thermo Electron and its subsidiaries, including the Company, as of the date of the change in control. Finally, the individual would be entitled to a cash payment equal to, in the case of Mr. Rainville, $20,000, and in the case of Messrs. Sindoni, Painter and O'Brien, $15,000, to be used toward outplacement services. These executive retention agreements supersede and replace any and all prior severance arrangements which these individuals had with Thermo Electron.

         Assuming that the severance benefits would have been payable as of January 1, 2000, the lump sum salary and bonus payment under such agreement to Messrs. Rainville, Sindoni, Painter and O'Brien would have been approximately $960,000, $263,000, $258,000 and $241,200, respectively. In the event that payments under these agreements are deemed to be so-called "excess parachute payments" under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), each of these individuals would be entitled to receive a gross-up payment equal to the amount of any excise tax payable by such individual with respect to such payment plus the amount of all other additional taxes imposed on such individual attributable to the receipt of such gross-up payment.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Decisions on compensation for the Company's executive officers are made by the human resources committee of the Board (the "Committee"). The Committee consists solely of directors who are not employees of the Company, of Thermo Electron or of any other companies affiliated with Thermo Electron (also referred to as "outside directors"). The current members of the Committee are Mr. Noble (Chairman) and Mr. McKone.

                                  THE PROPOSALS

         On January 31, 2000, Thermo Electron announced a reorganization plan involving itself and certain of its subsidiaries, including the Company. As part of the reorganization plan, Thermo Electron announced its intention to spin-off its equity interest in the Company to its stockholders (the "Spin-Off"). The Spin-Off is conditioned upon, among other things, Thermo Electron's receiving a favorable ruling from the Internal Revenue Service regarding the tax treatment of the Spin-Off (the "IRS Ruling") and final approval of the Spin-Off by Thermo Electron's Board of Directors.

         In anticipation of the Spin-Off, on ___________, 2000, the Board unanimously adopted resolutions proposing and recommending that the stockholders of the Company approve the amendment and restatement of the Existing Certificate by approving the Charter Proposals and approve the Plan Proposals. The Proposals would, among other things:

    1. Create a class of the Company's preferred stock that would be authorized for future issuance;

    2. Require the affirmative vote of either (A) a majority of the directors present at a Board meeting at which a quorum is present or (B) the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors to adopt, amend, alter or repeal the By-laws of the Company (the "By-laws");

    3. Fix the minimum size of the Board at three directors and establish a classified Board having three classes with staggered three-year terms;

    4. Allow the removal of directors only for cause and only upon the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors and provide that any vacancy on the Board be filled only by a vote of the majority of directors then in office;

    5. Require advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders in the manner provided by the By-laws;

    6. Eliminate the ability of stockholders to take action by written consent without a meeting;

    7. Limit the ability to call special meetings of the stockholders to the Board, the Chairman of the Board and the Chief Executive Officer or, if none, the President of the Company and limit business transacted at any special meeting of stockholders to matters relating to the purposes stated in the notice of that meeting;

    8. By means of a reverse stock split, reduce the number of shares of Common Stock outstanding by a factor of __;

    9.   Change the name of the Company to "___________;"

    10. Restate the Existing Certificate so as to incorporate the foregoing changes and amend the language of the Existing Certificate to eliminate certain ambiguities and to more closely follow the Delaware General Corporation Law ("DGCL") and current corporate practice;

    11. Amend the Company's Equity Incentive Plan (the "Equity Incentive Plan") to increase the number of shares of Common Stock available for issuance under the Equity Incentive Plan by _____________ and to provide for the automatic annual grant of options to purchase ______________ shares of Common Stock to outside directors of the Company; and

    12. Amend the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of Common Stock available for issuance under the Employee Stock Purchase Plan by 750,000 and to extend the term of the Employee Stock Purchase Plan until November 1, 2010.

         Stockholders are urged to read carefully the descriptions and discussions of the Proposals that follow before voting on the Proposals. Copies of the Existing Certificate are available for inspection at the principal executive offices of the Company and will be sent to a stockholder upon written request to:

                   Sandra L. Lambert, Secretary
                   Thermo Fibertek Inc.
                   245 Winter Street
                   Waltham, MA 02451

         Approval of each Charter Proposal is conditioned upon the approval of all of the Charter Proposals. If any Charter Proposal is not approved, the Existing Certificate will remain in effect without amendment. However, because Thermo Electron holds a majority of the outstanding shares of Common Stock and intends to vote "For" each Proposal, it is expected that all of the Proposals will be approved.

         If approved, the Charter Proposals would become effective upon their filing with the Delaware Secretary of State. The Company intends to file the Charter Proposal effecting the reverse stock split as soon as practicable after the Special Meeting. The Company intends to file the Charter Proposal to change the Company's name after Thermo Electron receives a favorable IRS Ruling and the Company otherwise is advised that Thermo Electron will proceed with the Spin-Off (but in any event prior to the Spin-Off). The filings relating to the remainder of the Charter Proposals, including Proposal 10, would be made immediately before the Spin-Off. The Board has reserved the right under Section 242(c) of the DGCL to abandon any or all of the Charter Proposals, notwithstanding approval of such Proposals by the stockholders, without further action by the stockholders.

         If all of the Charter Proposals are approved, the Company intends to restate its Certificate of Incorporation in substantially the form attached hereto as Appendix A (the "New Certificate"), as described in Proposal 10, to consolidate Proposals 1 through 7 and Proposal 9, to make the other changes to the Existing Certificate set forth in Proposal 10 and to renumber the provisions of the Existing Certificate accordingly. References in this Proxy Statement to "renumbered" provisions are given as if all of the Charter Proposals are approved and, therefore, the New Certificate is filed in the form attached hereto as Appendix A. Under Delaware law, the Company's stockholders are not entitled to dissenter's rights with respect to the proposed amendment and restatement of the Existing Certificate.

         Under Article NINTH of the Existing Certificate and under Article SIXTH of the New Certificate, the Board has the power and authority to amend the By-laws. If the New Certificate is adopted, the Board intends to restate the By-laws to more closely follow and complement the New Certificate. A copy of the amended and restated By-laws that the Board intends to adopt if the Charter Proposals are approved at the Special Meeting (the "Restated By-laws") is attached hereto as Appendix B.

         If the stockholders approve the New Certificate, the Board plans to adopt a Stockholders Rights Plan (the "Rights Plan"). In connection with the anticipated adoption of the Rights Plan, the Board plans to designate a series of preferred stock, the Series A Junior Participating Preferred Stock, by means of a Certificate of Designation (the "Series A Certificate of Designation"). See "Description Of The Proposed Rights Plan." A copy of the form of Rights Agreement to be entered into between the Company and a prospective rights agent (the "Rights Agreement"), which defines the terms and provisions of the Rights Plan, and a copy of the form of the Series A Certificate of Designation will be sent to a stockholder upon written request to:

                   Sandra L. Lambert, Secretary
                   Thermo Fibertek Inc.
                   245 Winter Street
                   Waltham, MA 02451

                                  Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of each Charter Proposal. As a result, an abstention from voting or a broker non-vote on a Charter Proposal will have the same effect as a vote against the Charter Proposal. IN ADDITION, APPROVAL OF EACH OF THE CHARTER PROPOSALS IS A CONDITION TO THE EFFECTIVENESS OF ANY OF THE CHARTER PROPOSALS. THEREFORE, A VOTE AGAINST ANY CHARTER PROPOSAL IS, IN EFFECT, A VOTE AGAINST EACH OF THE CHARTER PROPOSALS.

         The affirmative vote of the holders of a majority of the shares of Common Stock voted at the Special Meeting on each Plan Proposal is required for approval of such Plan Proposal. As a result, an abstention or broker non-vote on a Plan Proposal will have no effect on whether such Plan Proposal is approved.

         As of ___________, 2000, Thermo Electron held approximately __% of the outstanding Common Stock, the only class of equity security issued by the Company. Because Thermo Electron holds a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting and intends to vote "For" each Proposal, it is expected that each Proposal will be approved.

                  BACKGROUND AND REASONS FOR CERTAIN PROPOSALS

         On January 31, 2000, Thermo Electron announced a reorganization plan involving itself and certain of its subsidiaries, including the Company. As part of the reorganization plan, Thermo Electron announced the Spin-Off.

         Because Thermo Electron has, since the formation of the Company, owned a majority of the outstanding Common Stock, the Board has not previously considered adopting many of the protections against abusive takeover tactics frequently maintained by publicly traded companies. Given that Thermo Electron does not intend to continue to own any significant proportion of the Common Stock after the completion of the Spin-Off, the Board believes that the best interests of the Company's stockholders will be served if appropriate defenses to coercive tender offers or other coercive efforts to gain control of the Company are established. The failure to implement these protective devices could leave the Board with little or no ability to protect the interests of the Company's stockholders in the context of an unfriendly takeover bid or against a merger, consolidation or a sale of assets of the Company which is not the result of negotiations and which may be opposed by the holders of a substantial minority of the outstanding shares of the Common Stock.

         At a meeting held on ___________, 2000, the Board addressed these concerns and considered the advantages and disadvantages of adopting various stockholder protective devices which have been adopted by other publicly traded companies. The Board concluded that, in light of the expected distribution by Thermo Electron of the Common Stock in the Spin-Off, the adoption of Proposals 1 through 8 ( the "Distribution Proposals") and the Rights Plan is in the best interests of the Company and its stockholders. Accordingly, the Board recommends that the stockholders of the Company approve the Distribution Proposals and intends to adopt the Rights Plan, subject to stockholder approval of the New Certificate.

         The principal function of the Distribution Proposals, considered as a whole and in conjunction with the Rights Plan, is to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiation with the Board rather than through a hostile takeover bid. Even in the case of an all cash offer to all stockholders, the Distribution Proposals collectively serve the further function of providing leverage for the Board to facilitate a bidding process and to negotiate for a better price for the Company's stockholders.

                         EXISTING ANTI-TAKEOVER DEVICES

         The Existing Certificate does not contain provisions intended by the Company to serve as anti-takeover devices. However, the Existing Certificate authorizes 150,000,000 shares of Common Stock, not all of which have been reserved or issued. These shares of authorized and available Common Stock could, within the limits imposed by applicable law and the rules of the American Stock Exchange, be issued by the Company as a means to discourage a potential acquirer from seeking control of the Company.

         Section 203 of the DGCL, which is applicable to the Company, may be deemed to have certain anti-takeover effects by prescribing certain voting requirements in instances in which there is a transaction between a publicly held Delaware corporation and an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) for three years following the time such person became an interested stockholder.

         Upon a change in control, stock option grants made under the Equity Incentive Plan immediately vest in full and the restrictions on restricted stock awards made thereunder lapse, unless otherwise specified in the granting instrument. See "Proposal 11 -- Summary of the Equity Incentive Plan -- Change in Control." Under the Deferred Compensation Plan, any deferred director's compensation will become payable immediately upon a change in control. See "Compensation of Directors -- Deferred Compensation Plan." Such change in control provisions could have the effect of discouraging a potential acquirer from seeking control of the Company.

         Although Section 214 of the DGCL provides that a corporation's certificate of incorporation may provide for cumulative voting for directors, the Existing Certificate does not provide for cumulative voting. As a result, the holders of a majority of the shares of Common Stock have the ability to elect all of the directors being elected at any annual meeting of stockholders.

               ANTI-TAKEOVER EFFECTS OF THE DISTRIBUTION PROPOSALS

         Although the Board believes that the Distribution Proposals and the Rights Plan should be adopted for the reasons set forth in this Proxy Statement, the Board is aware that the Distribution Proposals and the Rights Plan may have anti-takeover effects. Although the Distribution Proposals and the Rights Plan are designed as protective measures for the Company's stockholders, the Distribution Proposals and the Rights Plan may have the effect of preventing stockholders from realizing an opportunity to sell their shares of Common Stock at higher than market prices by deterring unfriendly tender offers or other efforts to obtain control of the Company. In addition, the Distribution Proposals and the Rights Plan may have the effect of entrenching the Board and management of the Company.

         The Board believes that the Distribution Proposals and the Rights Plan promote the continuity of the Company's management and its business strategies and encourage those seeking to obtain control of the Company to negotiate with management. The Board believes that if the Company is to be acquired, the interests of the stockholders will best be served by a negotiated transaction that results from careful consideration of the proposed terms, such as the availability of the benefits of the transaction to all stockholders, the price to be paid to stockholders (including minority stockholders), the form of consideration paid and tax effects of the transaction.

         The Distribution Proposals and the Rights Plan are not in response to any effort, of which the Company is aware, to accumulate Common Stock or to obtain control of the Company. The Board has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy contests and partial tender offers and the related use of "two-tiered" pricing. In addition, an acquirer, never intending to obtain control of a corporation, may sometimes use the threat of an unfriendly takeover bid to drive up the market price of that corporation's stock as a way to force the corporation to repurchase the acquirer's shares at a premium to avert the threat of a takeover.

         The Board believes that the use of these tactics can place undue pressure on a corporation's board of directors and stockholders to act hastily and without complete information and, therefore, can be highly disruptive to a corporation as well as divert valuable corporate resources. These tactics can also result in unfair differences in treatment of stockholders between those who act immediately in response to announcements of takeover activity and those who act later or not at all. The Distribution Proposals and the Rights Plan are intended to encourage potential acquirers seeking control of the Company to initiate such an acquisition through arm's length negotiations with the Board.

         Even though the Board believes that the Distribution Proposals, individually and collectively, and the Rights Plan would help to protect the Company's stockholders and may help the Company obtain the best price in a potential transaction, they may also have the effect of impeding or discouraging a merger, tender offer or proxy contest, even if such transaction may be favorable to the interests of some or all of the Company's stockholders. The Distribution Proposals and the Rights Plan also may delay the assumption of control by a holder of a large block of Common Stock and the removal of incumbent Board and management, even if such removal may be beneficial to some or all of the Company's stockholders. If adopted, the proposal relating to the classified Board would be applicable to every election of directors, and not just those occurring after a change of control of the Company. Furthermore, the Distribution Proposals and the Rights Plan may have the effect of deterring or frustrating certain types of takeover attempts that may not be approved by the incumbent directors, but that the holders of a majority of the shares of Common Stock may deem to be in their best interests or in which some or all of the Company's stockholders may receive a substantial premium over the prevailing market price of their shares of Common Stock.

         By discouraging takeover attempts, the Distribution Proposals and the Rights Plan also could have the incidental effect of inhibiting the temporary fluctuations in the market price of Common Stock that often result from actual or rumored takeover attempts.

         The Board recognizes that a takeover might in some circumstances be beneficial to some or all of the Company's stockholders but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of the Distribution Proposals and the Rights Plan. The Board further believes that it is preferable to act on the Distribution Proposals and the Rights Plan now when they can be considered carefully rather than hastily during an unsolicited bid for control.

         The Board has carefully considered the potential adverse effects of the Distribution Proposals and the Rights Plan and has concluded that these effects are substantially outweighed by the benefits that the Distribution Proposals, as a whole, would afford the Company and its stockholders. ACCORDINGLY, THE BOARD URGES THE STOCKHOLDERS TO APPROVE THE DISTRIBUTION PROPOSALS, AS DESCRIBED AND DISCUSSED IN THIS PROXY STATEMENT.

         The Board has no current intention to propose other additional anti-takeover measures in future solicitations, although the Board may determine to propose one or more of such measures at a later date. Except for the adoption of the New Certificate and the Restated By-laws and of the Rights Plan, both discussed above, the Board has no current intention to otherwise adopt any other anti-takeover measures, although the Board may determine to adopt one or more of such measures at a later date. The Company does expect to enter into executive retention agreements with members of management from time to time, which agreements would contain change in control provisions. Such change in control provisions may have anti-takeover effects.

         The tax treatment of the Spin-Off under the Code and regulations thereunder could serve to discourage some acquisitions of the Company within the two years following the Spin-Off. Thermo Electron has applied to the Internal Revenue Service for a ruling determining that the Spin-Off will be tax-free. Thermo Electron has informed the Company that it will not proceed with the Spin-Off unless it receives a ruling determining that the Spin-Off will be tax-free. In some circumstances, an acquisition of the Company within two years following the Spin-Off would result in federal tax liability being imposed on Thermo Electron and, in more limited circumstances, on stockholders of Thermo Electron who receive shares of Common Stock in the Spin-Off. The Company expects that as part of the Spin-Off the Company generally will agree to indemnify Thermo Electron for any resulting tax liability if the tax liability is attributable to certain acts of the Company. The prospect of that tax liability and the Company's indemnification obligation may have anti-takeover effects.

    PROPOSAL 1 -- AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE THE
                          ISSUANCE OF PREFERRED STOCk

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, an amendment to the Existing Certificate to authorize the issuance of 5,000,000 shares of "blank check" preferred stock, the voting powers, rights, preferences, qualifications, limitations and privileges of which would be determined by the Board from time to time (the "Preferred Stock"). If the Proposal is approved, Article FOURTH of the Existing Certificate would be deleted in its entirety and replaced with Article FOURTH of the New Certificate attached hereto as Appendix A. The Company urges each stockholder to read carefully Article FOURTH of the New Certificate before voting on this Proposal.

         ANALYSIS OF THE PROPOSAL. If the Proposal is approved, the Board would have the authority, without further stockholder approval, to issue up to 5,000,000 shares of Preferred Stock in one or more series, and with such number of shares, voting powers, rights, preferences, qualifications, limitations and privileges, as the Board may from time to time determine.

         If the Proposal and the New Certificate are approved and the Rights Plan is subsequently adopted, the Board intends to designate a series of preferred stock, the Series A Junior Participating Preferred Stock ("Series A Preferred Stock"), by means of the Series A Certificate of Designation. The Series A Certificate of Designation would designate _______ shares of the Preferred Stock as Series A Preferred Stock and provide that:

    - Series A Preferred Stock is purchasable upon exercise of the rights under the Rights Plan and is not redeemable;

    - each share of Series A Preferred Stock is entitled to a minimum preferential quarterly dividend payment of $100 per share and an aggregate dividend of 10,000 times the dividend declared per share of Common Stock;

    - in the event of liquidation of the Company, the holders of the Series A Preferred Stock are entitled to a minimum preferential liquidating payment of $100 per share and an aggregate payment of 10,000 times the payment made per share of Common Stock;

    - each share of Series A Preferred Stock is entitled to 10,000 votes, voting together with the Common Stock; and

    - in the event of any merger, consolidation or other transaction in which Common Stock is changed or exchanged, each share of Series A Preferred Stock will be entitled to receive 10,000 times the amount received per share of Common Stock.

         In addition, the Board believes that the authorization of the Preferred Stock would provide the Company with additional flexibility in raising capital which it may use to expand its business, support new research and development and help market its products. Shares of Preferred Stock may be issued for various other purposes, including without limitation, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through acquisitions of other businesses and products, as well as stock dividends to existing stockholders. Except for the designation of the Series A Preferred Stock discussed above, the Company has no present intention to designate or issue the newly authorized shares of Preferred Stock if the Proposal is approved.

         The authorization of shares of Preferred Stock and the subsequent issuance of shares of Preferred Stock could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Preferred Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company. See "The Proposals -- Anti-Takeover Effects Of The Distribution Proposals."

         If any series of Preferred Stock authorized by the Board provides for dividends, such dividends, when and as declared by the Board out of any funds legally available therefor, may be cumulative and may have a preference over the Common Stock as to the payment of such dividends. In addition, if any series of Preferred Stock authorized by the Board so provides, in the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of each such series of the then outstanding Preferred Stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of Common Stock, a liquidation preference established by the Board, together with all accumulated and unpaid dividends. Depending upon the consideration paid for Preferred Stock, the liquidation preference of Preferred Stock and other matters, the issuance of Preferred Stock could therefore result in a reduction in the assets available for distribution to the holders of Common Stock in the event of liquidation of the Company. Holders of Common Stock do not have any preemptive rights to acquire Preferred Stock or any other securities of the Company.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     PROPOSAL 2 -- AMENDMENT TO CERTIFICATE OF INCORPORATION CONCERNING THE
             ADOPTION, AMENDMENT, ALTERATION AND REPEAL OF BY-LAWS

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, an amendment to the Existing Certificate concerning the adoption, amendment, alteration and repeal of the By-laws. The Proposal would:

    -    require the affirmative vote of either:

         - a majority of the directors present at a Board meeting at which a quorum is present, or

         - the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors,

         to adopt, amend, alter or repeal the By-laws; and

    - provide that the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors be required to amend or repeal, or to adopt any provision inconsistent with, the foregoing provision.

If the Proposal is approved, Section B(1) of Article NINTH of the Existing Certificate would be deleted in its entirety and replaced with Article SIXTH of the New Certificate attached hereto as Appendix A. The Company urges each stockholder to read carefully Article SIXTH of the New Certificate before voting on this Proposal.

         ANALYSIS OF THE PROPOSAL. The Existing Certificate provides that the Board may "make, alter or repeal the by-laws of the company, subject only to such limitation, if any, as may be from time to time imposed by law or by the by-laws" and does not address the stockholders' authority with respect to the By-laws. The By-laws provide:

              The by-laws of the company may be altered, amended or repealed at any meeting of the Board of Directors upon notice thereof in accordance with these by-laws, or at any meeting of the stockholders by the vote of the holders of the majority of the stock issued and outstanding and entitled to vote at such meeting, in accordance with the provisions of the certificate of incorporation and of the laws of Delaware.

         The Proposal does not change the Board's authority with respect to the By-laws, but does clarify the process by which the Board must act to modify the By-laws. More significantly, the Proposal increases the stockholder vote required to modify the By-laws from a majority to at least 75%. In addition, the Proposal would require a similar "supermajority" vote to amend the provisions of the Certificate of Incorporation regarding amendments of the By-laws.

         The Proposal is intended to promote continuity of the Company's operations, thereby enhancing the Company's ability to attain its long term goals and allow the Board to more effectively manage the Company. The Proposal would prevent a stockholder or group of stockholders that acquires a majority of voting power from circumventing the requirements of the By-laws by simply amending or repealing them, and thus protects the interests of minority stockholders. The Board believes that these effects of the Proposal are in the Company's best interests. The requirement of a supermajority vote to modify the provisions of the Certificate of Incorporation regarding amendments of the By-laws furthers those effects.

         Proposal 2 may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the Company. See "The Proposals -- Anti-Takeover Effects Of The Distribution Proposals."

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

     PROPOSAL 3 -- AMENDMENT TO CERTIFICATE OF INCORPORATION TO PROVIDE FOR
                         STAGGERED TERMS FOR DIRECTORS

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, an amendment to the Existing Certificate to provide for a classified Board having three classes of directors with staggered three-year terms. Under this Proposal, approximately one-third of the Board would stand for election in any given year. In addition, the Proposal would:

    - require that the number of directors of the Company fixed by the By-laws be at least three; and

    - provide that the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors be required to amend or repeal, or to adopt any provision inconsistent with, the foregoing provisions.

If the Proposal is approved, Sections 1 through 4 and Section 10 of Article NINTH of the New Certificate attached hereto as Appendix A would be added to the Company's Certificate of Incorporation. The Company urges each stockholder to read carefully Sections 1 through 4 and Section 10 of Article NINTH of the New Certificate before voting on this Proposal.

         ANALYSIS OF THE PROPOSAL. The Proposal provides for the division of the Board into three classes of directors serving staggered three-year terms with each class being as nearly equal in number as possible, as permitted by Section 141(d) of the DGCL. As a result, approximately one-third of the Board would be elected at each annual meeting of stockholders. Neither the New Certificate nor the Existing Certificate addresses the size of the Board. Under the DGCL, if a certificate of incorporation does not fix the number of directors, then the number of directors is established by the by-laws. Because a board with three classes requires at least three directors, Proposal 3 would set three as the minimum number of directors, but the number of directors would be fixed by the Restated By-laws.

         The Company expects that, prior to the Spin-Off, the Board will increase the number of directors of the Company to at least six. It is anticipated that the Board will be comprised of the Company's Chief Executive Officer and at least five outside directors. In the event that the Proposal is approved and the New Certificate is filed, it is anticipated that at the time of such filing each of the then-current directors would submit his or her resignation. Pursuant to Section 223(d) of the DGCL, before the effective date of such resignations (which is expected to be a short period of time following the submission of such resignations), the current directors would re-elect each of themselves to fill the vacancies created by their pending resignations as a member of one of the three classes of the Board, keeping the number of members of each class as nearly equal as possible. Any directors appointed by the Board to fill vacancies on the Board before the next annual meeting of stockholders would be appointed to a particular class, keeping the number of members of each class as nearly equal as possible.

         The Board believes that the creation of a classified board is in the best interests of the Company and its stockholders. Classifying the Board would enhance the continuity and stability in the management of the Company and in the leadership and business strategies of the Board. After adopting a classified board, at any given time at least approximately two-thirds of the members of the Board would have had prior experience as directors of the Company. The Board believes that this continuity would facilitate long-range planning, strategy and policy and, in turn, would permit the Board to more effectively represent the interests of all stockholders.

         With a classified Board, it would generally take a stockholder or group of stockholders holding a majority of the Company's outstanding common stock two annual meetings of stockholders, rather than one, to elect a majority of the Board. Proposal 4 provides that directors chosen to fill vacancies on the Board will hold office until the next election of the class for which they have been chosen and until their successors are elected and qualified. Proposal 4 also provides that directors may only be removed for cause.

         Under the Existing Certificate, all of the Company's directors are elected annually and all of the Company's directors may be removed, with or without cause, by a vote of the holders of a majority of the outstanding shares of Common Stock. As a result, this Proposal and Proposal 4 may together discourage proxy contests for the election of directors or purchases of a substantial block of the Company's stock by potential acquirers because the provisions of these Proposals could operate to prevent obtaining control of the Board in a relatively short period of time.

         The Board is recommending Proposal 3 because the Board believes a classified board would enhance the quality and stability of the Board. In addition, the Board believes that classification would provide the Board with more time to evaluate any unsolicited takeover or control proposal and thus enable it to better protect the interests of the Company and the remaining stockholders in the event a third party obtains voting control of a majority of the Company's stock.

         Proposal 3 may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the Company. See "The Proposals -- Anti-Takeover Effects Of The Distribution Proposals."

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.

   PROPOSAL 4 -- AMENDMENT TO CERTIFICATE OF INCORPORATION TO ALLOW REMOVAL OF DIRECTORS ONLY FOR CAUSE AND TO PROVIDE THAT VACANCIES ON THE BOARD ONLY BE
                              FILLED BY THE BOARD

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, an amendment to the Existing Certificate to:

    - allow the removal of directors only for cause upon the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors;

    - provide that any vacancy on the Board be filled only by a vote of the majority of directors then in office, even if not constituting a quorum, or by a sole remaining director; and

    - provide that the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors be required to amend or repeal, or to adopt any provision inconsistent with, the foregoing provisions.

If the Proposal is approved, Sections 7, 8 and 10 of Article NINTH of the New Certificate attached hereto as Appendix A would be added to the Company's Certificate of Incorporation. The Company urges each stockholder to read carefully Sections 7, 8, and 10 of Article NINTH of the New Certificate before voting on this Proposal.

         ANALYSIS OF THE PROPOSAL. Under this Proposal, a director of the Company could be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors. The Existing Certificate does not contain a procedure for the removal of directors, although the By-laws currently contain a provision that provides that directors may be removed with or without cause by the holders of a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors. If Proposal 3, providing for a classified board, was adopted, that provision in the By-laws would be inconsistent with the DGCL. The DGCL provides that if a corporation has a staggered board of directors, its directors may only be removed for cause unless otherwise specified in the corporation's certificate of incorporation.

         This Proposal also provides that only the remaining directors, even if less than a quorum, and not the stockholders would have the authority to fill a vacancy on the Board. This provision is intended to further impede the rapid acquisition of control over the Board by a potential acquirer. In addition, the Proposal would preclude stockholders from removing incumbent directors and simultaneously gaining control of the Board by filling vacancies with their own nominees. The supermajority stockholder vote required to modify the other provisions of the Proposal would have the effect of preventing a majority stockholder from eliminating the procedural protections of the Proposal over the objections of a substantial minority of stockholders opposed to such modification.

         The Board believes that the threat of the imminent removal of the Company's management in the context of an unsolicited takeover bid through a change in the composition of the Company's Board could severely curtail the Company's ability to negotiate effectively with potential acquirers. However, Proposal 4 may have the effect of impeding or discouraging the efforts of potential acquirers to seek control of the Company, particularly when considered in conjunction with the staggered Board provided for by Proposal 3. See "The Proposals -- Anti-Takeover Effects Of The Distribution Proposals."

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 4.

   PROPOSAL 5 -- AMENDMENT TO CERTIFICATE OF INCORPORATION TO REQUIRE ADVANCE NOTICE OF STOCKHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS AND OTHER BUSINESS
         TO BE BROUGHT BY STOCKHOLDERS BEFORE A MEETING OF STOCKHOLDERS

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, an amendment to the Existing Certificate to:

    - require advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders; and

    - provide that the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors be required to amend or repeal, or to adopt any provision inconsistent with, the foregoing provision.

If the Proposal is approved, Sections 9 and 10 of Article NINTH of the New Certificate attached hereto as Appendix A would be added to the Company's Certificate of Incorporation. The Company urges each stockholder to read carefully Sections 9 and 10 of Article NINTH of the New Certificate before voting on this Proposal.

         ANALYSIS OF THE PROPOSAL. This Proposal would require that the procedures set forth in the By-laws be followed in order for stockholders to nominate candidates for directors or to bring other business before meetings of the stockholders. If the Proposal is adopted, the Board intends to provide in the Restated By-laws a detailed notice procedure with regard to the nomination, other than by or at the direction of the Board, of candidates for election as directors (the "Nomination Procedure") and with regard to stockholder proposals to be brought before an annual meeting of stockholders (the "Business Procedure"). The Nomination Procedure is set forth in Section 1.11 of the Restated By-laws and the Business Procedure is set forth in Section 1.12.

         The Nomination Procedure provides that only persons who are nominated by or at the direction of the Board, or by a stockholder who has given timely written notice to the Corporate Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors. Under the Nomination Procedure, notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must contain certain information about that person, including age, business and residence addresses, principal occupation, the class and number of shares of Common Stock or other capital stock beneficially owned, the consent of the person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person.

         The Business Procedure provides that stockholder proposals must be submitted in writing in a timely manner in order to be considered at any annual meeting of stockholders. Under the Business Procedure, notice relating to a stockholder proposal must contain certain information about the proposal and about the stockholder who proposes to bring the proposal before the meeting.

         The purpose of the Nomination Procedure is, by requiring advance notice of nominations by stockholders, to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees during the appropriate period when the Board is focused on nominations and to inform stockholders about the qualifications of the proposed nominee. The purpose of the Business Procedure is, by requiring advance notice of stockholder proposals, to provide a more orderly procedure for conducting annual meetings of stockholders and to provide the Board with a meaningful opportunity to analyze and respond to stockholder proposals. The Business Procedure will also allow the Company to inform stockholders, prior to such meetings, of any proposal to be introduced at such meetings, together with any recommendation of the Board's position or belief as to action to be taken with respect to such proposal, so as to enable stockholders better to determine whether they desire to attend such meeting or grant a proxy to the Board as to the disposition of any such proposal.

         The Proposal does not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other proposal submitted by stockholders. However, the Proposal may have the effect of precluding or making more difficult a stockholder nomination for the election of directors or the submission by stockholders of proposals at a particular stockholders meeting because of the technical requirements of the procedures to be followed. The Proposal also may discourage a stockholder from conducting a solicitation of proxies to elect such stockholder's own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such solicitation or such attempt might be beneficial to the Company and its stockholders. For these reasons, Proposal 5 may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the Company, particularly when considered in conjunction with Proposal 7 below. See "The Proposals -- Anti-Takeover Effects Of The Distribution Proposals."

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 5.

      PROPOSAL 6 -- AMENDMENT TO CERTIFICATE OF INCORPORATION TO ELIMINATE
                     STOCKHOLDER ACTION BY WRITTEN CONSENT

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, an amendment to the Existing Certificate to eliminate the ability of stockholders to take action by written consent without a meeting. The amendment also would require the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors to amend or repeal, or to adopt any provision inconsistent with, the elimination of the ability of stockholders to take action by written consent. If the Proposal is approved, Article TENTH of the New Certificate attached hereto as Appendix A would be added to the

Company's Certificate of Incorporation. The Company urges each stockholder to read carefully Article TENTH of the New Certificate before voting on this Proposal.

         ANALYSIS OF THE PROPOSAL. Under the DGCL, unless otherwise provided in a Delaware corporation's certificate of incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of stockholders and is delivered in accordance with the procedures set forth under the DGCL. The Existing Certificate is silent on the matter of stockholder action by written consent. Accordingly, Delaware law would permit the holders of a majority of the Company's outstanding common stock to take such action. The Proposal would have the effect of eliminating action by stockholders by written consent and consequently would:

    - ensure that all stockholders would have advance notice of any proposed major corporate action by stockholders;

    - ensure that all stockholders would have an equal opportunity to participate at the meeting of stockholders where such action was being considered;

    - enable the Company to set a record date for any stockholder voting which would reduce the possibility of disputes or confusion regarding the validity of purported stockholder action; and

    -    encourage a potential acquirer to negotiate directly with the Board.

         The Board believes that the Proposal would give all stockholders the opportunity to have their views taken into account and thereby prevent a stockholder or group of stockholders that acquires a majority of voting power from using a written consent to take a significant corporate action without a meeting of the stockholders. The Board believes that the Proposal is desirable because it preserves the opportunity for a greater number of stockholders to be heard before any stockholder action is taken. The imposition of a supermajority vote to modify this provision furthers that opportunity. The Board believes that the use of a consent procedure in lieu of a meeting and vote of stockholders is inappropriate for a publicly owned corporation.

         In addition, the Board believes that the elimination of stockholder action by written consent would help to avoid an ill-advised stockholder action in a context that might not permit the stockholders to have the full benefit of the knowledge, advice and participation of the Company's management and Board. The Board believes that this Proposal would promote negotiations concerning any proposed acquisition of the Company. In the context of a proposed acquisition of the Company, the Board believes that it would be in the long-term best interests of the Company and its stockholders for the Company and any proposed acquirers to carefully negotiate the terms of the acquisition. However, any provision in the Certificate of Incorporation which effectively requires a potential acquirer to negotiate with the Company's management and the Board could be characterized as increasing management's and the Board's ability to retain their positions with the Company and to resist a transaction which may be deemed advantageous by a majority of the stockholders. For these reasons Proposal 6 may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the Company. See "The Proposals -- Anti-Takeover Effects Of The Distribution Proposals."

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 6.

 PROPOSAL 7 -- AMENDMENT TO CERTIFICATE OF INCORPORATION TO LIMIT THE CALLING OF
                        SPECIAL MEETINGS OF STOCKHOLDERS

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, an amendment to the Existing Certificate to provide that:

    - special meetings of stockholders may be called only by the Board, the Chairman of the Board and the Chief Executive or, if none, the President of the Company;

    - business transacted at any special meetings of stockholders be limited to matters relating to the purposes stated in the notice of that meeting; and

    - the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors be required to amend or repeal, or to adopt any provision inconsistent with, the foregoing provisions.

         If the Proposal is approved, Article ELEVENTH of the New Certificate would be added to the Company's Certificate of Incorporation. The Company urges each stockholder to read carefully Article ELEVENTH of the New Certificate before voting on this Proposal.

         ANALYSIS OF THE PROPOSAL. Section 2.9 of the By-laws currently provides that special meetings of stockholders may be called by the Board, the Chairman of the Board, the President or any Vice President of the Company. The Proposal would incorporate the foregoing provisions into the Company's Certificate of Incorporation, eliminating the right of any Vice President to call a special meeting. However, the Proposal would also prohibit any other person from calling a special meeting and would limit the business conducted at such meeting to that brought before the meeting by or at the direction of the Board.

         The Board believes that the Proposal would provide for the orderly conduct of all Company affairs at special meetings of stockholders. If the Proposal is approved, a stockholder could not force stockholder consideration of a proposal over the opposition of the Board by successfully proposing that the By-laws be amended to allow for the calling of a special meeting by stockholders and subsequently calling a special meeting of stockholders prior to the next annual meeting or prior to such time as the Board believed such consideration to be appropriate.

         Proposal 7 may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the Company. See "The Proposals -- Anti-Takeover Effects Of The Distribution Proposals."

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 7.

   PROPOSAL 8 -- AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT __ -FOR-ONE
                               REVERSE STOCK SPLIT

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, an amendment to the Existing Certificate to effect a reverse split of the Common Stock, pursuant to which each __ shares of Common Stock would be automatically converted into one share without any action on the part of the stockholder (the "Reverse Split"). If this Proposal is approved, the Company intends to amend its Certificate of Incorporation in substantially the form attached hereto as Appendix C (the "Reverse Stock Split Amendment") as soon as practicable after the Special Meeting. The Company urges each stockholder to read carefully the Reverse Stock Split Amendment before voting on this Proposal.

         PROCEDURE FOR THE REVERSE SPLIT. Consummation of the Reverse Split would not change the number of shares of Common Stock authorized by the Company's Certificate of Incorporation, which would remain at 150,000,000 shares, or the par value of the Common Stock per share.

         In lieu of issuing less than one whole share resulting from the Reverse Split to holders of a number of shares not evenly divisible by __, the Company would determine the fair value of each outstanding share of Common Stock held on the effective date of the Reverse Split (the "Fractional Share Purchase Price"). The Company anticipates that the Fractional Share Purchase Price will be based on the average daily closing bid price per share of the Common Stock as reported by The American Stock Exchange for the 10 trading days immediately preceding the effective date of the Reverse Split (the "Effective Date"). In the event the Company determines that unusual trading activity would cause such amount to be an inappropriate measure of the fair value of the Common Stock, the Company may base the Fractional Share Purchase Price on the fair market value of the Common Stock as reasonably determined in good faith by the Board. Stockholders who hold a number of shares not evenly divisible by __ on the Effective Date would receive, in lieu of the less than one whole share arising as a result of the Reverse Split, cash in the amount of the relevant portion of the Fractional Share Purchase Price.

         As soon as practicable after the Effective Date, the Company intends to require stockholders to exchange their stock certificates ("Old Certificates") which represent issued Common Stock outstanding on the Effective Date for new certificates ("New Certificates") representing the number of whole shares of Common Stock into which their shares of Common Stock have been converted as a result of the Reverse Split (as well as cash in lieu of fractional shares resulting from the reverse split).

         The Company will mail a letter of transmittal to each holder of record of Old Certificates. The letter of transmittal will contain the necessary instructions for the surrender by the stockholder of his Old Certificates to the Company's designated exchange agent in exchange for a New Certificate representing the number of whole shares of Common Stock (plus the relevant portion of the Fractional Share Purchase Price, if any). Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. No cash payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's exchange agent. STOCKHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES TO THE AMERICAN STOCK TRANSFER & TRUST COMPANY UNTIL REQUESTED TO DO SO.

         EFFECTS OF THE REVERSE SPLIT. The Board believes that low trading prices of the Common Stock may have an adverse impact upon the efficient operation of the trading market in the Company's securities. In particular, brokerage firms often charge a greater percentage commission on low-priced shares than that which would be charged on a transaction in the same dollar amount of securities with a higher per share price. Moreover, a number of brokerage firms will not recommend purchases of low-priced stock to their clients or make a market in such shares, which tendencies may adversely affect the Company.

         Stockholders should note that the effect of the Reverse Split upon the market prices for the Common Stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of the Common Stock after the Reverse Split will be __ times the prices for shares of the Common Stock immediately prior to the Reverse Split. Furthermore, there can be no assurance that the proposed Reverse Split will achieve the desired results which have been outlined above, nor can there be any assurance that the Reverse Split will not adversely impact the market price of the Common Stock or, alternatively, that any increased price per share of the Common Stock immediately after the proposed Reverse Split will be sustained for any prolonged period of time.

         As a result of the Reverse Split, the number of whole shares of Common Stock held by stockholders of record as of the close of business on the Effective Date will automatically, without any action required by the stockholders, be approximately equal to the number of shares of Common Stock held immediately prior to the close of business on the Effective Date divided by __. The Reverse Split will not affect a stockholder's percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment of cash in lieu of fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Split. The par value of the Common Stock will remain at $.01 per share following the Effective Date, and the number of shares of Common Stock issued will be reduced. Consequently, the aggregate par value of the issued Common Stock also will be reduced.

         In addition, the number of authorized but unissued shares of Common Stock will be increased by the Reverse Split. The issuance of such authorized but unissued shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding Common Stock. As the Reverse Split will increase the number of authorized but unissued shares of Common Stock, it may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's Certificate of Incorporation or By-laws. See "The Proposals - Anti-Takeover Effects of the Distribution Proposals."

         FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT. The following description of the material federal income tax consequences of the Reverse Split is based upon the Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this Proxy Statement. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

         In general, the federal income tax consequences of the proposed Reverse Split will vary among stockholders depending upon whether they receive cash for their fractional shares or solely New Certificates in exchange for Old Certificates. The Company believes that because the Reverse Split is not part of a plan to increase periodically a stockholder's proportionate interest in the Company's assets or earnings and profits, the Reverse Split will likely have the following federal income tax effects:

    - A stockholder who receives solely New Certificates will not recognize gain or loss on the exchange. In the aggregate, the stockholder's basis in the Common Stock represented by New Certificates will equal the holder's basis in the Common Stock represented by Old Certificates.

    - A stockholder who receives cash in lieu of a fractional share as a result of the Reverse Split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a dividend or exchange to each stockholder, depending on that stockholder's particular facts and circumstances.

    - The Company will not recognize any gain or loss as a result of the Reverse Split.

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 8.

  PROPOSAL 9 -- AMENDMENT TO CERTIFICATE OF INCORPORATION TO PROVIDE FOR CHANGE
                              OF THE COMPANY'S NAME

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, an amendment to the Existing Certificate providing for the change of the Company's name to "__________." If the Proposal is approved, Article FIRST of the Existing Certificate would be deleted in its entirety and replaced with Article FIRST of the New Certificate attached hereto as Appendix A.

         ANALYSIS OF THE PROPOSAL. The Board believes that it would be inappropriate to use "Thermo" in the Company's name after the Spin-Off by Thermo Electron. Further, the change of corporate name would enable the Company to create a separate brand identity for its products under the name _________, which is more clearly identifiable with the Company's business and products. If the proposed name change is adopted, the Company intends to use the name "______________" in its communications with stockholders, the investment community and in the conduct of its business.

         The change of the Company's name would be effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The Company expects to make this filing after Thermo Electron receives a favorable IRS Ruling and advises the Company that it will proceed with the Spin-Off (but in any event prior to the Spin-Off).

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 9.

       PROPOSAL 10 -- ADOPTION OF A RESTATED CERTIFICATE OF INCORPORATION

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval of all of the Charter Proposals, the New Certificate. The New Certificate would amend and restate the Existing Certificate to provide for each of the amendments approved by the other Charter Proposals except for the Reverse Split described in Proposal 8 and to make certain other technical amendments to the Existing Certificate. In addition to the other Charter Proposals, the New Certificate would:

    -    amend the purpose of the Company;

    - expressly describe the rights of holders of Common Stock and allow changes in the number of authorized shares of Common Stock to be approved by a vote of all stockholders without a separate vote by holders of Common Stock;

    - amend the provisions providing for indemnification of officers and directors;

    -    set forth the requirements for a quorum of the Board;

    -    amend the limitation on directors' liability for monetary damages; and

    -    eliminate several obsolete provisions of the Existing Certificate.

The Company urges each stockholder to carefully read the New Certificate in its entirety before voting on this Proposal.

         ANALYSIS OF THE PROPOSAL. The Existing Certificate contains provisions that are ambiguous and that do not reflect current Delaware corporate practice with respect to public companies without a controlling stockholder. The following is a summary description of the more important of these obsolete provisions in the Existing Certificate and the proposed amendments thereto, as set forth in the New Certificate. The Board does not consider any of the changes effected by this Proposal to be material, nor does the Board anticipate that any of such changes will affect the governance, business, operations or prospects of the Company.

         CORPORATE PURPOSE. The Existing Certificate provides, in Article THIRD, that "[t]he purpose of the [C]orporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware." Article THIRD of the New Certificate provides that "[t]he nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware." The wording of the proposed new purpose clause follows the wording of the DGCL more closely than that of the purpose clause in the Existing Certificate. The Board believes that the restated purposes clause would allow the Company to engage in various activities to the maximum extent allowed by the statute.

         COMMON STOCK. In addition to authorizing the issuance of preferred stock, as described in Proposal 1 above, Article FOURTH of the New Certificate expressly describes the rights of holders of Common Stock and the qualification of those rights by those of the holders of any outstanding shares of any series of preferred stock.

         Article FOURTH of the New Certificate provides that the number of authorized shares of Common Stock may be increased or decreased by the "affirmative vote of the holders of the majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)((2)" of the DGCL. Absent such a provision in the certificate of incorporation, the DGCL would require not only the "affirmative vote of the holders of the majority of the stock of the Corporation entitled to vote," but also the affirmative vote of the holders of a majority of the Common Stock entitled to vote to amend the

Certificate of Incorporation to change the number of authorized shares of Common Stock.

         INDEMNIFICATION. Article ELEVENTH of the Existing Certificate requires the Company to indemnify the directors and officers of the Company and permits the Company to indemnify its employees and agents, but does not describe procedures for such indemnification. The Board believes that the provisions of the Existing Certificate providing for indemnification do not reflect current Delaware corporate practice with respect to public companies without a controlling stockholder. Article EIGHTH of the New Certificate mandates indemnification of officers and directors under certain circumstances and is intended to eliminate ambiguities in the Existing Certificate. In addition, the New Certificate provides detailed procedures for indemnification and expressly describes standards of conduct that must be met in order for directors and officers to be indemnified. The permissive indemnification of employees and agents of the Company is not addressed in the New Certificate. Under Delaware law, a corporation is permitted to indemnify its employees or agents and no such statement need be made in the certificate of incorporation.

         QUORUM OF THE BOARD. The Existing Certificate does not set forth any requirement for a quorum of the Board. The By-laws, however, currently provide that a majority of the total number of directors constitutes a quorum of the Board. Section 5 of Article NINTH of the New Certificate provides that a majority of directors then in office would constitute a quorum and further provides that, in the event some of the directors are disqualified from voting at a meeting, the majority of directors not disqualified would constitute a quorum. Section 6 of Article NINTH of the New Certificate provides that acts and decisions made by a majority of directors at meeting where a quorum is present would be regarded as acts or decisions of the Board, except where a greater number is required by law, the New Certificate or the By-laws. A similar provision is currently in the By-laws.

         LIMITATION ON DIRECTORS' LIABILITY FOR MONETARY DAMAGES. Article TWELFTH of the Existing Certificate provides that directors shall not be liable to the Company or its stockholders for monetary damages, to the extent that Delaware law allows the limitation of directors' liability. Article SEVENTH of the New Certificate provides that directors shall not be liable to the Company or its stockholders for monetary damages for breaches of fiduciary duty, except for:

    - breaches of directors' duty of loyalty to the Company or its stockholders;

    - acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law;

    - liability under Section 174 of the DCGL, which imposes liability on directors for unlawful dividends or stock purchases or redemptions; and

    - transactions from which the directors derived an improper personal benefit.

Article SEVENTH of the New Certificate also provides that should the DGCL be amended to allow for a further limitation of directors' personal liability, the personal liability of the Company's directors would be limited to the full extent permitted by the DGCL.

         Delaware law permits a corporation to eliminate the liability of its directors to the corporation or its stockholders for monetary damages except for breaches of fiduciary duty, and for four other exceptions, as set forth in Article SEVENTH of the New Certificate. As a result, there are no material differences between limits on director liability allowed under current Delaware law and limits imposed by the Company's Existing Certificate. If, however, Delaware law were to change to allow for further elimination or limitation of directors' personal liability other than to the Company or its stockholders for monetary damages for breaches of fiduciary duty, the Existing Certificate would restrict the elimination or limitation of liability to instances of directors' personal liability to the Company or its stockholders for monetary damages. In contrast, the New Certificate itself would not restrict the elimination or limitation of liability.

        OBSOLETE PROVISIONS. The Board also unanimously recommends the elimination of certain obsolete, unnecessary or superseded provisions of the Existing Certificate.

         Article FIFTH of the Existing Certificate lists the sole incorporator of the Company and is no longer required. Similarly, Article SIXTH of the Existing Certificate lists the original directors and is no longer required. Article SEVENTH states that the Company is to have "perpetual existence," an unnecessary provision under Delaware law. Similarly, Article EIGHTH provides that stockholders' private property is not subject to the debts of the Company, an unnecessary provision under Delaware law.

         Article NINTH of the Existing Certificate sets forth certain provisions for the management of the business and conduct of the affairs of the Company that are either superseded by the other Charter Proposals or are unnecessary under Delaware law. The provisions of Article NINTH relating to the Board's power and authority with respect to the By-laws are superseded by Article SIXTH of the New Certificate as set forth in Proposal 2. The provisions of Article NINTH relating to the Board are superseded by Article NINTH of the New Certificate as set forth in Proposals 3 and 4. The remaining provisions of Article NINTH, relating to the Board's power and authority to encumber assets of the Company and to limit the inspection of the Company's books and records, are unnecessary under Delaware law.

         Article TENTH of the Existing Certificate provides that meetings of the stockholders may take place inside or outside of Delaware and that the books and records of the Company may be kept inside or outside of Delaware. Current corporate practice is not to set forth these matters in certificates of incorporation. The Restated By-laws contain equivalent provisions at Articles
1.1 and 5.5.

         Finally, Article THIRTEENTH of the Existing Certificate reserves to the Company the right to amend, alter, change or repeal the provisions of the Certificate of Incorporation as prescribed by statute. To avoid ambiguity, renumbered Article FIFTH of the New Certificate limits such right "[t]o the extent not otherwise provided" in the Certificate of Incorporation.

         If the stockholders approve the amendments described above and the restatement of the Certificate of Incorporation, the Company will file, immediately before the Spin-Off, the New Certificate with the Secretary of State of the State of

Delaware. Each of the above described changes will be effective upon such filing of the New Certificate with the Delaware Secretary of State.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 10.

    PROPOSAL 11 -- AMENDMENT TO EQUITY INCENTIVE PLAN TO INCREASE THE SHARES AVAILABLE FOR ISSUANCE AND ALLOW FOR THE AUTOMATIC GRANT OF OPTIONS TO OUTSIDE
                                   DIRECTORS

         On ___________, 2000, the Board unanimously amended and restated the Equity Incentive Plan and adopted, subject to stockholder approval, two amendments to the Equity Incentive Plan. The Proposal would:

    - increase the number of shares of Common Stock available for issuance under the Equity Incentive Plan by ___________ shares; and

    - provide for the automatic grant of options to purchase _________ shares of Common Stock to directors of the Company who are not employees of the Company or any subsidiary or parent corporation of the Company ("outside directors") on an annual basis.

         BACKGROUND. As of August 31, 2000, options to purchase 1,407,101 shares of Common Stock were outstanding under the Equity Incentive Plan, options to purchase 38,200 shares of Common Stock had been exercised, options to purchase 696,825 shares had lapsed or been cancelled and options to purchase 804,699 shares were available for future grant (before giving effect to the proposed increase).

         In reviewing the Company's stock-based compensation program, the Board concluded that an increase in the number of shares available for future grant under the Equity Incentive Plan was necessary in anticipation of future growth of the Company and to attract and retain key employees who are expected to make significant contributions to the future growth and success of the Company. The Proposal would increase by ________ the number of shares reserved for future grants under the Equity Incentive Plan. After giving effect to the proposed increase, the options outstanding and the shares remaining available for future grants under all option plans of the Company would represent approximately __% of the outstanding Common Stock as of August 31, 2000.

         In addition, in order to simplify the administration of the Company's stock-based compensation programs, the Board determined to discontinue the separate Directors Plan and instead provide for the annual award of stock options to outside directors under the Equity Incentive Plan. See "Compensation of Directors -- Directors Stock Option Plan." The Proposal would provide for the annual automatic grant of options to purchase ________ shares of Common Stock, commencing with the Company's 2001 annual meeting of stockholders. The Directors Plan would be discontinued upon approval of the Proposal by the stockholders at the Special Meeting.

         If the Proposal is not approved by the stockholders at the Special Meeting, the Equity Incentive Plan will be discontinued upon the exhaustion of the shares currently reserved for issuance under the plan and directors will continue to receive their annual grant of options to purchase ________ shares of Common Stock under the Directors Plan.

         The closing price per share on the American Stock Exchange of the Common Stock on September __, 2000 was $__.

         SUMMARY OF THE EQUITY INCENTIVE PLAN. The material terms of the Equity Incentive Plan, as amended and restated, are summarized below.

         ADMINISTRATION; ELIGIBLE PARTICIPANTS. The Equity Incentive Plan is administered by the Board. The Board has the full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant, and to determine the specific terms of each award, including terms and conditions relating to events of merger, consolidation, dissolution and liquidation, change of control, acceleration of vesting or lapse of restrictions, vesting, forfeiture, other restrictions, dividends and interest on deferred amounts. The Board also has the power to waive compliance by participants with the terms and conditions of awards, to cancel awards with the consent of participants and to accelerate the vesting or lapse of any restrictions of any award. The Board may delegate any or all of its responsibilities under the Equity Incentive Plan to a committee appointed by the Board and consisting of members of the Board.

         Employees, officers and directors of, and consultants and advisors to, the Company and its subsidiaries, or other persons who are expected to make significant contributions to the growth and success of the Company and its subsidiaries, selected by the Board, are eligible to participate in the Equity Incentive Plan. As of September __, 2000, approximately 1,200 employees of the Company were eligible to participate in the existing Equity Incentive Plan.

         SHARES AVAILABLE UNDER THE EQUITY INCENTIVE PLAN; USE OF PROCEEDS. The number of shares of the Common Stock currently reserved for future grants under the Equity Incentive Plan, after giving effect to the proposed increase, will be ________ shares. The number of shares reserved under the Equity Incentive Plan is subject to adjustment for stock splits and similar events. Awards of shares that are forfeited or otherwise terminated and shares that are reacquired by the Company are not counted against the maximum number of reserved shares under the plan.

         The proceeds received by the Company from transactions under the Equity Incentive Plan are used for the general purposes of the Company. Shares issued under the Equity Incentive Plan may be authorized but unissued shares or shares reacquired by the Company and held in its treasury.

         TYPES OF AWARDS; LIMITATIONS ON AWARDS. The Equity Incentive Plan permits the Board to grant a variety of stock and stock-based awards in such form or in such combinations as may be approved by the Board. The types of awards may include stock options, restricted and unrestricted shares, rights to receive shares on a deferred basis or cash or shares based on performance, cash payments sufficient to offset the federal, state and local ordinary income taxes of participants resulting from transactions under the Equity Incentive Plan, and loans to participants in connection with awards. The Board may not award more than 500,000 shares of Common Stock to a recipient in a calendar year under any award or combination of awards.

         STOCK OPTIONS. Awards under the Equity Incentive Plan may be in the form of stock options, which entitle the recipient, on exercise, to purchase shares of Common

Stock at a specified exercise price. Stock options granted under the plan may be either stock options that qualify as incentive stock options ("incentive stock options") under Section 422 of the Code, or stock options that are not intended to meet such requirements ("non-statutory options"). The exercise price of each option is determined by the Board but may not be less than 85% of the fair market value per share of Common Stock on the date of grant.

         The term of each option is fixed by the Board. The Board also determines at what time each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Board. The Board may, in its discretion, provide that upon exercise of any option, instead of receiving shares free from restrictions under the Equity Incentive Plan, the option holder will receive shares of restricted stock or deferred stock awards. The Board may also offer to buy out an option previously granted for a payment in cash, shares of Common Stock, deferred stock or restricted stock.

         Incentive stock options granted under the Equity Incentive Plan must meet certain additional requirements in order to qualify as incentive stock options under the Code. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The exercise price of an incentive stock option or any option intended to qualify as performance-based compensation under
Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date of grant. An incentive stock option may not be granted under the Equity Incentive Plan after the tenth anniversary of the date the Board adopted the Equity Incentive Plan, and the latest date on which an incentive stock option may be exercisable is ten years from the date of its grant. In addition, the Code limits the value of shares subject to incentive stock options that may become exercisable annually by any option holder in a given year and requires a shorter exercise period and a higher minimum exercise price in the case of stockholders owning more than ten percent (10%) of the Company's Common Stock or that of its parent or subsidiary corporation, as defined in Sections 424 (e) and (f) of the Code.

         ANNUAL GRANT TO OUTSIDE DIRECTORS. The Proposal would amend the Equity Incentive Plan to provide for the grant of stock options to purchase shares of Common Stock to outside directors as additional compensation for their services as directors. Outside directors would be automatically granted options to purchase ________ shares of Common Stock annually, commencing with the Company's 2001 annual meeting of stockholders. Each outside director then holding office would receive an annual grant at the close of business on the date of each annual meeting of stockholders of the Company. Options evidencing annual grants would be immediately exercisable at any time from and after the grant date of the option and generally expire on the third anniversary of the grant date.

         The exercise price for these annual options would generally be the average of the closing prices of the Common Stock as reported on the American Stock Exchange (or other principal market on which the Common Stock is then traded) for the five trading days immediately preceding and including the date of grant.

         RESTRICTED STOCK AND UNRESTRICTED STOCK. The Board may also award shares of Common Stock subject to such conditions and restrictions as it may determine

("restricted stock").

         Generally, if a participant who holds shares of restricted stock fails to satisfy certain restrictions or other conditions as may be determined by the Board (such as continuing employment for a given period) prior to the lapse or waiver of the restrictions, the Company has the right to require the forfeiture or repurchase of the shares in exchange for an amount, if any, determined by the Board as specifically set forth in the instrument evidencing the award. The Board may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse. Prior to the lapse of restrictions on shares of restricted stock, the recipient is entitled to all the rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the instrument evidencing the award.

         The Board may also grant shares that are free from any restrictions under the Equity Incentive Plan ("unrestricted stock"). Unrestricted stock may be issued in recognition of services or in such other circumstances as the Board deems to be in the best interests of the Company.

         DEFERRED STOCK. The Board may also make deferred stock awards under the Equity Incentive Plan. Deferred stock awards entitle the recipient to receive, without payment, shares of Common Stock on such future date or dates and on such conditions as the Board specifies. The Board may at any time accelerate the date on which delivery of all or any part of the Common Stock will take place or otherwise waive any restrictions on the award.

         PERFORMANCE AWARDS. The Board may also grant performance awards under the Equity Incentive Plan entitling the recipient to receive, without payment, shares of Common Stock or cash in such combinations as it may determine following the achievement of specified performance goals. Payment of performance awards may be conditioned on achievement of individual or Company performance goals over a fixed or determinable period or on such other conditions as the Board may determine.

         LOANS AND SUPPLEMENTAL GRANTS. Under the Equity Incentive Plan, the Board may authorize a loan from the Company to a participant either on or after the grant of an award. Loans, including extensions, may be for any term specified by the Board, may be either secured or unsecured, and may be with or without recourse against the participant in the event of default. Each loan shall be subject to such terms and conditions and shall bear such rate of interest, if any, as the Board may determine. In connection with any award, the Board may, at the time such award is made or at a later date, provide for and make a cash payment to the participant in an amount equal to (a) the amount of any federal, state and local income tax on ordinary income for which the participant will be liable with respect to the award, plus (b) an additional amount on a grossed-up basis necessary to make him or her whole after payment of the amount described in (a).

         PAYMENT OF PURCHASE PRICE. Except as otherwise provided in the Equity Incentive Plan, the purchase price of Common Stock or other rights acquired or granted pursuant to such plan shall be determined by the Board, provided that the purchase price of Common Stock shall not be less than its par value. The Board may determine the method of payment for Common Stock acquired pursuant to the Equity Incentive Plan and may determine that all or any part of the purchase price has been satisfied by past services rendered by the recipient of an award. The Board may, upon the request of a participant, defer the date on which payment under an award will be made.

         CHANGE IN CONTROL. Unless otherwise provided in the agreement evidencing an award, if there is a "Change in Control" of the Company as defined in the Equity Incentive Plan, any stock options or other stock-based awards that are not then exercisable and fully vested will become fully exercisable and vested; the restrictions applicable to restricted stock awards will lapse and shares issued pursuant to such awards will be free of restrictions and fully vested; and deferral and other limitations and conditions that relate solely to the passage of time or continued employment or other affiliation will be waived and removed, but other conditions will continue to apply unless otherwise provided in the instrument evidencing the awards or by agreement between the participant and the Company. Generally, any of the following events shall be considered a "Change in Control":

    - the acquisition by any person of beneficial ownership of any capital stock of the Company if, after such acquisition, such person beneficially owns 40% or more of the outstanding Common Stock or voting securities of the Company;

    - the failure of the Board to include a majority of directors who are "continuing directors", which term is defined to include directors who were members of the Board on May 23, 1994 or who subsequent to that date were nominated, elected or endorsed by a majority of directors who were "continuing directors" at the time of such nomination or election, other than a director whose initial assumption of office occurred as a result of an actual or threatened election contest or proxy solicitation by a person other than the Board;

    - the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or the sale or other disposition of all or substantially all of the assets of the Company unless immediately after such transaction (a) all beneficial owners of the Common Stock immediately prior to such transaction beneficially own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (b) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring Company; or

    - approval by stockholders of a complete liquidation or dissolution of the Company.

         NATURE OF RIGHTS AS STOCKHOLDER UNDER THE EQUITY INCENTIVE PLAN. Except as specifically provided by the Equity Incentive Plan, the receipt of an award will not give a participant rights as a stockholder. The participant will obtain such rights, subject to any limitations imposed by the plan or the instrument evidencing the award, upon actual receipt of Common Stock.

         ADJUSTMENTS OR CAPITAL CHANGES. The Board may make appropriate adjustments to the number of shares of Common Stock that may be delivered under the Equity Incentive Plan and under outstanding awards, as well as the exercise prices relating to awards and other affected provisions, to reflect stock dividends, stock splits and similar events. The Board may also make appropriate adjustments to avoid distortions in the operation of the Equity Incentive Plan in the event of any recapitalization, merger or consolidation involving the Company, any transaction in which the Company becomes a subsidiary of another entity, any sale or other disposition of all or a substantial portion of the assets of the Company or any similar transaction, as determined by the Board.

         AMENDMENT AND TERMINATION. The Equity Incentive Plan will remain in full force and effect until terminated by the Board. The Board may at any time or times amend the Equity Incentive Plan or any outstanding award for any purpose that may at the time be permitted by law, or may at any time terminate the plan as to any further grants of awards. Amendments to the Equity Incentive Plan must be approved by the Company's stockholders only if required under the rules or regulations of any securities exchange applicable to the Company, or under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") (or any successor rule), or Sections 422 or 162(m) of the Code, relating to incentive stock options and the deductibility of certain executive compensation.

         STOCK WITHHOLDING. In the case of an award under which Common Stock may be delivered, the Board may permit the participant or other appropriate person to elect to have the Company hold back from the shares to be delivered, or to deliver to the Company, shares of Common Stock having a value sufficient to satisfy any federal, state and local withholding tax requirements.

         FEDERAL INCOME TAX INFORMATION. The following is a summary of the principal United States federal income tax consequences generally applicable to awards under the Equity Incentive Plan.

         INCENTIVE STOCK OPTIONS. No taxable income is recognized by an optionee upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within the later of two years from the date of grant or one year after the transfer of such shares to the optionee, then upon the later sale of such shares, for federal income tax purposes, any amount realized in excess of the exercise price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company.

         If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two- and one-year holding periods described above, generally the optionee will recognize ordinary compensation income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms-length sale of such shares) over the exercise price thereof, and the Company will be entitled to deduct such amount, subject to the limitations of Section 162(m) of the Code. Any further gain recognized will be taxed as short- or long-term capital gain and will not result in any deduction by the Company. Special rules apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.

         If any incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-statutory stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of an optionee.

         NON-STATUTORY OPTIONS. With respect to non-statutory stock options granted under the Equity Incentive Plan, no income is recognized by the optionee at the time the option is granted. Generally, at exercise, ordinary compensation income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, subject to the limitations of Section 162(m) of the Code. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as either short- or long-term capital gain or loss depending on how long the shares have been held.

         RESTRICTED STOCK. A recipient of restricted stock that is subject to a risk of forfeiture generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time the stock is either transferable or is no longer subject to forfeiture, less any amount paid for such stock. However, a recipient who so elects under Section 83(b) of the Code ("Section 83(b)") within 30 days of the date of issuance of the restricted stock will recognize ordinary compensation income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient, subject to the limitations of Section 162(m) of the Code.

         Upon sale of the shares after the forfeiture period has expired, the appreciation or depreciation after the shares become transferable or free from risk of forfeiture (or, if a Section 83(b) election was made, since the shares were issued) will be treated as long- or short-term capital gain or loss. The holding period to determine whether the recipient has long- or short-term capital gain or loss begins just after the forfeiture period expires (or just after the earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b)). If restricted stock is received in connection with another award under the Equity Incentive Plan (for example, upon exercise of an option), the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for restricted stock.

         DEFERRED STOCK. The recipient of a deferred stock award will generally be subject to tax at ordinary income rates on the fair market value of the stock on the date that the stock is distributed to the recipient. The capital gain or loss holding period for such stock will also commence on such date. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient. If a right to deferred stock is received under another award (for example, upon exercise of an option), the income and deduction, if any, associated with such award may be deferred in accordance with the rules described above for deferred stock.

         PERFORMANCE AWARDS. The recipient of a performance award will generally be subject to tax at ordinary income rates on any cash received and the fair market value of any Common Stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the recipient. Any cash received under a performance award will be included in income at the time of receipt. The fair market value of any Common Stock received will also generally be included in income (and a corresponding deduction will generally be available to the Company) at the time of receipt. The capital gain or loss holding period for any Common Stock distributed under a performance award will begin when the recipient recognizes ordinary income in respect of that distribution.

         LOANS AND SUPPLEMENTAL GRANTS. Bona fide loans made under the Equity Incentive Plan will generally not result in taxable income to the recipient or in a deduction to the Company. However, any such loan made at a rate of interest lower than certain rates specified under the Code may result in an amount (measured, in general, by reference to the difference between the actual rate and the specified rate) being included in the borrower's income and deductible by the Company. Forgiveness of all or a portion of a loan may also result in income to the borrower and a deduction for the Company. If outright cash grants are given in order to facilitate the payment of award-related taxes, the grants will be includable as ordinary income by the recipient at the time of receipt and will in general be deductible by the Company.

         ANALYSIS OF PROPOSAL. The Board believes that the amendments to the Equity Incentive Plan will provide the Company with the ability to continue to provide stock-based compensation for employees, officers, directors and others who are expected to make significant contributions to the future growth and success of the Company, to reward such individuals for such contributions and to encourage such individuals to take into account the long-term interests of the Company and its stockholders through ownership of the Company's Common Stock. Accordingly, the Board believes that the proposal is in the best interests of the Company and its stockholders.

           THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 11.

  PROPOSAL 12 -- AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE
              SHARES AVAILABLE FOR ISSUANCE AND TO EXTEND ITS TERM

         On ___________, 2000, the Board unanimously adopted, subject to stockholder approval, two amendments to the Stock Purchase Plan. The Proposal would:

    - increase the number of shares of Common Stock available for issuance under the Stock Purchase Plan by 750,000 shares; and

    -    extend the term of the Stock Purchase Plan until November 1, 2010.

         BACKGROUND. As of August 31, 2000, a total of 266,190 shares of Common Stock (before giving effect to the proposed increase) were reserved for future grant under the Stock Purchase Plan.

         The Board believes that the Stock Purchase Plan is an important incentive in attracting and retaining key personnel, in motivating individuals to contribute significantly to the Company's future growth and success, and in aligning the long-term interests of these individuals with those of the Company's stockholders. For these reasons, the Board has acted to increase the number of shares available for issuance under the plan and to extend the term of the plan and is recommending the increase and extension to stockholders for approval. If the Proposal is not approved at the Special Meeting, the Stock Purchase Plan will (a) be discontinued upon the exhaustion of the shares currently reserved for issuance under the plan; and (b) expire on November 1, 2002.

         The closing price per share on the American Stock Exchange of the Common Stock on September __, 2000 was $__.

         SUMMARY OF THE STOCK PURCHASE PLAN. The following is a summary of the material terms of the Stock Purchase Plan.

         PARTICIPATION; ADMINISTRATION. All full-time and part-time employees working at least 20 hours per week and at least five months per year and who have been employed by the Company for at least six months are eligible to participate in the Stock Purchase Plan, unless they own (or would own following a grant) 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company. Options to purchase shares of the Common Stock under the Stock Purchase Plan may be granted from time to time at the discretion of the Board, which also determines the date upon which such options are exercisable. As of January 1, 2000, approximately 1,200 employees of the Company were eligible to participate in the Stock Purchase Plan.

         CONTRIBUTIONS. A participating employee may purchase stock under the Stock Purchase Plan only through payroll deductions, which may not exceed 10% of the employee's gross salary or wages during the year. Employees are allowed to decrease, but not increase, the percentage of wages contributed once during each plan year. An employee may suspend his or her contributions but then is not permitted to contribute again for the remainder of the plan year.

         TERMS OF OPTIONS. The exercise price for options to acquire shares under the Stock Purchase Plan is equal to 85% of the lower of (a) the per-share fair market value of Common Stock as of the grant date, and (b) the per-share fair market value of Common Stock as of the exercise date. On the exercise date, participants may elect to use their accumulated payroll deductions to purchase shares at the exercise price. Participants must agree not to resell the shares so purchased for a period of one year following the exercise date. The options are nontransferable and, except in the case of death of the participant, may not be exercised if the participant is not still employed by the Company on the exercise date. If a participant ceases to be employed by the Company or a parent or subsidiary of the Company, his or her option expires and the Company will return the participant's accumulated payroll deductions with interest as fixed by the Board from time to time. If a participant retires or dies, the participant or his or her beneficiary, as the case may be, may withdraw the accumulated payroll deduction or use such deductions to purchase shares on the exercise date. A participant may elect to discontinue participation in the Stock Purchase Plan at any time prior to the exercise date and to have his or her accumulated payroll deduction refunded together with interest on such amount.

         SHARES SUBJECT TO THE STOCK PURCHASE PLAN. As of August 31, 2000, the number of shares available for issuance under the Stock Purchase Plan, after giving effect to the proposed increase, was 1,016,190 shares of the Common Stock, subject to adjustment for stock splits and similar events. The proceeds received by the Company from the exercise of options granted under the Stock Purchase Plan are used for general purposes of the Company. Shares issued under the Stock Purchase Plan may be authorized but unissued shares or shares reacquired by the Company and held in its treasury. If an option expires or terminates without having been exercised in full, the unpurchased option shares are available for other options granted under the plan.

         AMENDMENT AND TERMINATION. The Stock Purchase Plan shall remain in full force and effect until suspended or discontinued by the Board; currently, no option may be granted under the Stock Purchase Plan after November 1, 2002. The Proposal would allow options to be granted under the Stock Purchase Plan until November 1, 2010. The Board may at any time or times amend the Stock Purchase Plan for any purpose that may be permitted by law, or may at any time terminate the Stock Purchase Plan. Amendments to the Stock Purchase Plan must be approved by the Company's stockholders only if required under the rules or regulations of any securities exchange applicable to the Company, or under Rule 16b-3 under the Exchange Act (or any successor rule), or Section 423 of the Code.

         TERM OF THE STOCK PURCHASE PLAN. No options may be granted under the Stock Purchase Plan after November 1, 2002 unless the Proposal is approved by the stockholders at the Special Meeting. The Proposal would allow options to be granted under the Stock Purchase Plan until November 1, 2010, provided that the number of shares available for issuance under the Stock Purchase Plan is not exhausted prior to that date.

         FEDERAL INCOME TAX INFORMATION. Federal income tax is not imposed upon an employee in the year an option is granted or the year the shares are purchased pursuant to the exercise of the option granted under the Stock Purchase Plan. Federal income tax generally is imposed upon an employee when he or she sells or otherwise disposes of the shares acquired pursuant to the Stock Purchase Plan. When an employee sells or disposes of the shares, if such sale or disposition occurs more than two years from the grant date and more than one year from the exercise date, then federal income tax assessed at ordinary rates will be imposed upon the amount by which the fair market value of the shares on the date of grant or disposition, whichever is less, exceeds the amount paid for the shares. In addition, the difference between the amount received by the employee at the time of sale and the employee's tax basis in the shares, which is equal to the amount paid on exercise of the option plus the amount recognized as ordinary income, will be recognized as a capital gain or loss. The Company will not be allowed a deduction under these circumstances for federal income tax purposes. If an employee sells or disposes of the shares sooner than two years from the grant date or one year from the exercise date, then the employee's entire gain (the difference between the fair market value at disposition and the amount paid for the shares) would be taxed as ordinary income, and the Company would be entitled to a deduction equal to that amount.

         ANALYSIS OF PROPOSAL. The Board believes that the proposed increase in the number of shares available for issuance under the Stock Purchase Plan is important for the Company to attract and retain key employees and to be able to continue to offer them the opportunity to participate in the ownership and growth of the Company through an employee stock purchase plan. In addition, the Board believes the Stock Purchase Plan is in the best interest of the Company and its stockholders.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 12.

                     DESCRIPTION OF THE PROPOSED RIGHTS PLAN

         Under Delaware law, every corporation may create and issue rights entitling the holders of the rights to purchase from the corporation shares of its capital stock, subject to any provisions of its certificate of incorporation. The price and terms of the shares must be stated in the corporation's certificate of incorporation or in a resolution adopted by the board of directors for the creation or issuance of such rights.

         If the Charter Proposals are approved at the Special Meeting and, as expected, the Board adopts the Rights Plan, the Company would enter into the Rights Agreement with ____ and would declare a dividend distribution of one right for each outstanding share of Common Stock to the Company's stockholders. Each right, when exercisable, would entitle the registered holder to purchase from the Company a unit consisting of one ten-thousandth of a share of Series A Preferred Stock at a per unit purchase price to be determined by the Board at the time the Rights Plan is adopted.

         The Rights Agreement will provide that, with respect to the period of time prior to the Spin-Off, the rights will not become exercisable as a result of Thermo Electron's ownership of Common Stock.

         The following description is a summary of the material terms of the Rights Plan as it is expected to be in effect after the Spin-Off. It does not restate the terms of the Rights Plan in their entirety. THE RIGHTS AGREEMENT, AND NOT THIS DESCRIPTION, DEFINES THE TERMS AND PROVISIONS OF THE RIGHTS PLAN.

         DISTRIBUTION OF RIGHTS. Initially, the rights are not exercisable and will be attached to all certificates representing outstanding shares of the Common Stock, and the Company will not distribute separate rights certificates. The rights will separate from the Common Stock, and a distribution date will occur, upon the earlier of the following events:

    - 10 business days after a public announcement that a person or group has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock; and

    - 10 business days following the start of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the outstanding shares of Common Stock.

         The distribution date may be deferred in circumstances determined by the Board. In addition, certain inadvertent acquisitions will not trigger the occurrence of the distribution date.

         Prior to the distribution date:

    - the rights will be evidenced by Common Stock certificates outstanding on the record date for the dividend distribution of the rights, together with a Summary of Rights to be mailed to stockholders, or by new Common Stock certificates issued after the record date;

    - the rights will be transferred with and only with such Common Stock certificates; and

    - the surrender for transfer of any certificate of Common Stock (with or without a copy of the Summary of Rights) will also constitute the transfer of the rights associated with the Common Stock represented by such certificate.

         The rights are not exercisable until the distribution date and will expire at the close of business on the tenth anniversary of the record date for the dividend distribution of the rights, unless the Company redeems or exchanges them earlier as described below.

         As soon as practicable after the distribution date, rights certificates will be mailed to holders of record of Common Stock as of the close of business on the distribution date and, from and after the distribution date, the separate rights certificates alone will represent the rights. All shares of Common Stock issued prior to the distribution date will be issued with rights. Shares of Common Stock issued after the distribution date in connection with certain employee benefit plans or upon conversion of certain securities will be issued with rights. Except as otherwise determined by the Board, no other shares of Common Stock issued after the distribution date will be issued with rights.

         FLIP-IN EVENT. If a person becomes the beneficial owner of 15% or more of the outstanding shares of Common Stock, except as described below, each holder of a right will thereafter have the right to receive, upon exercise, a number of shares of Common Stock, or, in some circumstances, cash, property or other securities of the Company, which equals the exercise price of the right divided by one-half of the current market price of the Common Stock on the date the acquisition occurs. However, following the acquisition:

    - rights are not exercisable until the rights are no longer redeemable by the Company as set forth below; and

    - all rights that are, or were, under the circumstances specified in the rights agreement, beneficially owned by any acquiring person will be null and void.

         The event set forth in this paragraph is referred to as a "Flip-In Event." A Flip-In Event would not occur if there is an offer for all of the outstanding shares of Common Stock that the Board determines is fair to the Company's stockholders and in their best interests.

         For example, at an exercise price of $100 per right, each right not owned by an acquiring person, or by some related parties, following a Flip-In Event would entitle the holder to purchase for $100 the number of shares of Common Stock, or other consideration, as noted above, as equals $100 divided by one-half of the current market price of the Common Stock. Assuming that the Common Stock had a per share value of $50 at that time, the holder of each valid right would be entitled to purchase four shares of Common Stock for $100.

         FLIP-OVER EVENT. If at any time after a person has become the beneficial owner of 15% or more of the outstanding shares of Common Stock:

    - the Company is acquired in a merger or other business combination transaction in which it is not the surviving company,

    - the Company's Common Stock is changed or exchanged for stock or securities of any other person or for cash or any other property, or

    - 50% or more of the Company's assets or earning power is sold or transferred,

then each holder of a right, except rights which previously have been voided as set forth above, shall thereafter have the right to receive, upon exercise, that number of shares of common stock of the acquiring company which equals the exercise price of the right divided by one-half of the current market price of that company's common stock at the date of the occurrence of the event. This exercise right does not arise if the merger or other transaction follows an offer for all of the outstanding shares of Common Stock that the Board determines is fair to the Company's stockholders and in their best interests.

         For example, at an exercise price of $100 per right, each right following an event described in the preceding paragraph would entitle the holder to purchase for $100 the number of shares of common stock of the acquiring company as equals $100 divided by one-half of the current market price of that company's common stock. Assuming that the common stock had a per share value of $50 at that time, the holder of each valid right would be entitled to purchase four shares of common stock of the acquiring company for $100.

         EXCHANGE OF RIGHTS. At any time after a Flip-In Event, when no person owns a majority of the Common Stock, the Board may exchange the rights, other than rights owned by the acquiring person that have become void, in whole or in part, at an exchange ratio of one share of Common Stock, or one ten-thousandth of a share of Series A Preferred Stock, or of a share of a class or series of preferred stock having equivalent rights, preferences and privileges, per right.

         SERIES A JUNIOR PARTICIPATING PREFERRED STOCK. Series A Preferred Stock purchasable upon exercise of the rights will not be redeemable. Each share of Series A Preferred Stock will be entitled to receive, when, as and if declared by the Board, a minimum preferential quarterly dividend payment of $100 per share and will be entitled to an aggregate dividend of 10,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Series A Preferred Stock will be entitled to a minimum preferential liquidating payment of $100 per share and will be entitled to an aggregate payment of 10,000 times the payment made per share of Common Stock. Each share of Series A Preferred Stock will have 10,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which the Common Stock is changed or exchanged, each share of Series A Preferred Stock will be entitled to receive 10,000 times the amount received per share of Common Stock. These rights will be protected by customary antidilution provisions.

         Because of the nature of the Series A Preferred Stock's dividend, liquidation and voting rights, the value of one ten-thousandth of a share of Series A Preferred Stock purchasable upon exercise of each right should approximate the value of one share of Common Stock.

         REDEMPTION OF RIGHTS. At any time until ten business days following the date of a public announcement that a person has acquired or obtained the right to acquire beneficial ownership of 15% or more of the outstanding shares of Common Stock, the Company may redeem the rights in whole, but not in part, at a price of $.001 per right, payable in cash or stock.

         Immediately upon the redemption of the rights or such earlier time as established by the Board in the resolution ordering the redemption of the rights, the rights will terminate and the only right of the holders of rights will be to receive the $.001 redemption price.

         STATUS OF RIGHTS HOLDER AND TAX EFFECTS. Until a right is exercised, the holder of the right, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends. Although the distribution of the rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the rights become exercisable for Common Stock, or other consideration, or for common stock of the acquiring company as described above.

         BOARD'S AUTHORITY TO AMEND. Any provision of the Rights Agreement, other than the redemption price, may be amended by the Board prior to the time when the rights are no longer redeemable. Once the rights are no longer redeemable, the Board's authority to amend the rights is limited to correcting ambiguities or defective or inconsistent provisions in a manner that does not adversely affect the interest of holders of rights.

         EFFECTS OF THE RIGHTS. The rights are intended to protect the stockholders in the event of an unfair or coercive offer to acquire the Company and to provide the Board with adequate time to evaluate unsolicited offers. The rights may have anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of rights being acquired. The rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by a majority of the Board. The rights should not interfere with any merger or other business combination approved by the Board.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has appointed Arthur Andersen LLP as independent public accountants for fiscal 2000. Arthur Andersen LLP has acted as independent public accountants for the Company since its inception in 1991.

                                  OTHER ACTION

         Management is not aware at this time of any other matters that will be presented for action at the meeting. Should any such matters be presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of such proxy holders.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be included in the proxy statement and form of proxy relating to the 2001 annual meeting of stockholders of the Company and to be presented at such meeting must be received in written form at the Company's executive offices no later than December 16, 2000, and must be in compliance with Rule 14a-8 under the Exchange Act and other applicable legal requirements in order to receive consideration for inclusion. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy) will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after February 28, 2001.

                             SOLICITATION STATEMENT

         The cost of this solicitation of proxies will be borne by the Company. Solicitation will be made primarily by mail, but regular employees of the Company may solicit proxies personally or by telephone, facsimile transmission or telegram. Brokers, nominees, custodians and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of stock registered in their names, and the Company will reimburse such parties for their reasonable charges and expenses in connection therewith.

Waltham, Massachusetts

___________, 2000

                                   APPENDICES


The New Certificate........................................Appendix A

Restated By-laws...........................................Appendix B

Certificate of Amendment for Reverse Stock Split...........Appendix C


                                                                      APPENDIX A


                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                              THERMO FIBERTEK INC.

         (Originally incorporated under the name Thermo Web Systems Inc. on November 12, 1991)

         FIRST. The name of the Corporation is:

                _______________________________________.

         SECOND. The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 155,000,000 shares, consisting of (i) 150,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock").

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.       COMMON STOCK

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder. There shall be no cumulative voting.

         The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK

         Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolution or resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolution or resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

         FIFTH. Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

         SIXTH. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's By-laws. The affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present shall be required to adopt, amend, alter or repeal the Corporation's By-laws. In addition to any other vote of the holders of any class or series required by law or this certificate of incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required for the stockholders to adopt, amend, alter or repeal the Corporation's By-laws. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

         SEVENTH. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. No amendment, termination or repeal of this Article SEVENTH or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall affect or diminish in any way the protection of any director provided by the provisions of this Article SEVENTH with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

         EIGHTH.

         1. ACTIONS, SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys'

fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the Indemnitee's conduct was unlawful.

         2. ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and, to the extent permitted by law, judgments and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) which the Court of Chancery of Delaware shall deem proper.

         3. INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article EIGHTH, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article EIGHTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, the Indemnitee shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or NOLO CONTENDERE by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe the Indemnitee's conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

         4. NOTIFICATION AND DEFENSE OF CLAIM. As a condition precedent to an Indemnitee's right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving the Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this
Section 4. The Indemnitee shall have the right to employ the Indemnitee's own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article EIGHTH. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify the Indemnitee under this Article EIGHTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without the Corporation's written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

         5. ADVANCE OF EXPENSES. Subject to the provisions of Section 6 of this Article EIGHTH, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article EIGHTH of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article EIGHTH, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; PROVIDED, HOWEVER, that the payment of such expenses incurred by the Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article EIGHTH; and FURTHER PROVIDED that no such advancement of expenses shall be made if it is determined (in the manner described in Section
6) that (i) the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe the Indemnitee's conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

         6. PROCEDURE FOR INDEMNIFICATION. In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article EIGHTH, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 of this Article EIGHTH the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 5 of this Article EIGHTH, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1, 2 or 5 only as authorized in the specific case upon a determination by the Corporation that the indemnification of the Indemnitee is proper because the Indemnitee has met the applicable standard of conduct set forth in Section 1, 2 or 5, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not constituting a quorum, (b) by a majority vote of a committee of disinterested directors designated by majority vote of disinterested directors, whether or not constituting a quorum, (c), if there are no disinterested directors, or if disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

         7. REMEDIES. The right to indemnification or advances as granted by this Article EIGHTH shall be enforceable by the Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to
Section 6 of this Article EIGHTH that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing the Indemnitee's right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

         8. LIMITATIONS. Notwithstanding anything to the contrary in this Article EIGHTH, except as set forth in Section 7 of this Article EIGHTH, the Corporation shall not indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.

Notwithstanding anything to the contrary in this Article EIGHTH, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

         9. SUBSEQUENT AMENDMENT. No amendment, termination or repeal of this Article EIGHTH or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

         10. OTHER RIGHTS. The indemnification and advancement of expenses provided by this Article EIGHTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to any action in the Indemnitee's official capacity and as to any action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article EIGHTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article EIGHTH. In addition, the Corporation may grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article EIGHTH.

         11. PARTIAL INDEMNIFICATION. If an Indemnitee is entitled under any provision of this Article EIGHTH to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

         12. INSURANCE. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, partner, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

         13. MERGER OR CONSOLIDATION. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article EIGHTH with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

         14. SAVINGS CLAUSE. If this Article EIGHTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article EIGHTH that shall not have been invalidated and to the fullest extent permitted by applicable law.

         15. DEFINITIONS. Terms used herein and defined in Section 145(h) and
Section 145(i) of the General Corporation Law of the State of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and
Section 145(i).

         16. SUBSEQUENT LEGISLATION. If the General Corporation Law of the State of Delaware is amended after adoption of this Article EIGHTH to expand further the indemnification permitted to Indemnitees, then this Article EIGHTH shall be deemed and construed to require the Corporation to indemnify such persons to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         NINTH. This Article NINTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

         1. NUMBER OF DIRECTORS; ELECTION OF DIRECTORS. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be determined from time to time by, or in the manner provided in, the By-laws of the Corporation. Election of directors need not be by written ballot, except as and to the extent provided in the By-laws of the Corporation.

         2. CLASSES OF DIRECTORS. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided by resolution of the Board of Directors.

         3. TERMS OF OFFICE. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; PROVIDED, HOWEVER, that each director initially appointed to Class I shall serve for a term expiring at the Corporation's annual meeting of stockholders held in 2001; each director initially appointed to Class II shall serve for a term expiring at the Corporation's annual meeting of stockholders held in 2002; and each director initially appointed to Class III shall serve for a term expiring at the Corporation's annual meeting of stockholders held in 2003; PROVIDED FURTHER, that the term of each director shall continue until the election and qualification of such director's successor and be subject to such director's earlier death, resignation or removal.

         4. ALLOCATION OF DIRECTORS AMONG CLASSES IN THE EVENT OF INCREASES OR DECREASES IN THE AUTHORIZED NUMBER OF DIRECTORS. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which such director is a member until the expiration of such director's current term, subject to such director's earlier death, resignation or removal and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section 2 of this Article NINTH. To the extent possible, consistent with the provisions of Section 2 of this Article NINTH, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution of the Board of Directors.

         5. QUORUM. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 1 of this Article NINTH constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

         6. ACTION AT MEETING. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by this Certificate of Incorporation, or by the By-laws of the Corporation.

         7. REMOVAL. Subject to the rights of holders of any series of Preferred Stock to elect directors, directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

         8. VACANCIES. Subject to the rights of holders of any series of Preferred Stock to elect directors, any vacancy or newly-created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by stockholders. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of such director's successor and subject to such director's earlier death, resignation or removal.

         9. STOCKHOLDER NOMINATIONS AND INTRODUCTION OF BUSINESS, ETC. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the By-laws of the Corporation.

         10. AMENDMENTS TO ARTICLE. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

         TENTH. Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

         ELEVENTH. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or, if the Corporation does not have a Chief Executive Officer, the President, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provision of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.

         IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates, integrates and amends the Certificate of Incorporation of the Corporation, and which has been duly adopted in accordance with Section 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer this _____ day of ___________, 2000.

                                  [___________]


                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                                                      APPENDIX B











                          AMENDED AND RESTATED BY-LAWS

                                       OF

                                [THERMO FIBERTEK]

                                TABLE OF CONTENTS


                                                                                 Page
                                                                                 ----
ARTICLE I    STOCKHOLDERS.........................................................1
    1.1      Place of Meetings....................................................1
    1.2      Annual Meeting.......................................................1
    1.3      Special Meetings.....................................................1
    1.4      Notice of Meetings...................................................1
    1.5      Voting List..........................................................1
    1.6      Quorum...............................................................2
    1.7      Adjournments.........................................................2
    1.8      Voting and Proxies...................................................2
    1.9      Action at Meeting....................................................2
    1.10     Nomination of Directors..............................................3
    1.11     Notice of Business at Annual Meetings................................4
    1.12     Conduct of Meetings..................................................5
    1.13     No Action by Written Consent in Lieu of a Meeting....................6

ARTICLE II   DIRECTORS............................................................6
    2.1      General Powers.......................................................6
    2.2      Number, Election and Qualification...................................7
    2.3      Classes of Directors.................................................7
    2.4      Terms of Office......................................................7
    2.5      Allocation of Directors Among Classes in the Event
              of Increases or Decreases in the Authorized Number of Directors.....7
    2.6      Quorum...............................................................7
    2.7      Action at Meeting....................................................8
    2.8      Removal..............................................................8
    2.9      Vacancies............................................................8
    2.10     Resignation..........................................................8
    2.11     Regular Meetings.....................................................8
    2.12     Special Meetings.....................................................8
    2.13     Notice of Special Meetings...........................................8
    2.14     Meetings by Conference Communications Equipment......................8
    2.15     Action by Written Consent............................................9
    2.16     Committees...........................................................9
    2.17     Compensation of Directors............................................9

ARTICLE III  OFFICERS.............................................................9
    3.1      Titles...............................................................9
    3.2      Election.............................................................9
    3.3      Qualification........................................................9


    3.4      Tenure..............................................................10
    3.5      Resignation and Removal.............................................10
    3.6      Vacancies...........................................................10
    3.7      Chairman of the Board...............................................10
    3.8      President; Powers of Chief Executive Officer........................10
    3.9      Vice Presidents.....................................................10
    3.10     Secretary and Assistant Secretaries.................................11
    3.11     Treasurer and Assistant Treasurers..................................11
    3.12     Salaries............................................................11

ARTICLE IV   CAPITAL STOCK.......................................................12
    4.1      Issuance of Stock...................................................12
    4.2      Certificates of Stock...............................................12
    4.3      Transfers...........................................................12
    4.4      Lost, Stolen or Destroyed Certificates..............................12
    4.5      Record Date.........................................................13

ARTICLE V    GENERAL PROVISIONS..................................................13
    5.1      Fiscal Year.........................................................13
    5.2      Corporate Seal......................................................13
    5.3      Waiver of Notice....................................................13
    5.4      Voting of Securities................................................13
    5.5      Evidence of Authority...............................................14
    5.6      Certificate of Incorporation........................................14
    5.7      Transactions with Interested Parties................................14
    5.8      Severability........................................................14
    5.9      Pronouns............................................................14

ARTICLE VI   AMENDMENTS..........................................................15


                                   ARTICLE I

                                  STOCKHOLDERS

         1.1 PLACE OF MEETINGS. All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, the Chairman of the Board or the President or, if not so designated, at the principal office of the corporation. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication in a manner consistent with the Delaware General Corporation Law.

         1.2 ANNUAL MEETING. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chairman of the Board or the President (which date shall not be a legal holiday in the place where the meeting is to be held). If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as is convenient. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

         1.3 SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board or the President, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

         1.4 NOTICE OF MEETINGS. Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice may otherwise be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the Delaware General Corporation Law) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, if any, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the Delaware General Corporation Law.

         1.5 VOTING LIST. The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electric network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

         1.6 QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communications in a manner, if any, authorized by the Board of Directors in its sole discretion or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

         1.7 ADJOURNMENTS. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place, if any, of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

         1.8 VOTING AND PROXIES. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the Delaware General Corporation Law by the stockholder or such stockholder's authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation. No such proxy shall be voted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

         1.9 ACTION AT MEETING. When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the vote of the holders of shares of stock having a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on such matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on such matter), except when a different vote is required by law, the Certificate of Incorporation or these By-laws. When a quorum is present at any meeting, any election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.

         1.10 NOMINATION OF DIRECTORS.

              (a) Except for (i) any directors entitled to be elected by the holders of preferred stock or any other securities of the corporation (other than common stock) and (ii) any directors elected in accordance with Section 2.9 hereof by the Board of Directors to fill a vacancy, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors. Nomination for election to the Board of Directors of the corporation at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who (x) complies with the notice procedures set forth in Section 1.10(b) and (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

              (b) To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the corporation as follows: (x) in the case of an election of directors at an annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; PROVIDED, HOWEVER, that (i) in the case of the annual meeting of stockholders of the corporation to be held in 2001 or (ii) in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (A) the sixtieth day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (y) in the case of an election of directors at a special meeting of stockholders, not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of (i) the sixtieth day prior to such special meeting and (ii) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

         The stockholder's notice to the Secretary shall set forth: (a) as to each proposed nominee (i) such person's name, age, business address and, if known, residence address, (ii) such person's principal occupation or employment,
(iii) the class and number of shares of stock of the corporation which are beneficially owned by such person, and (iv) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; (b) as to the stockholder giving the notice (i) such stockholder's name and address, as they appear on the corporation's books, (ii) the class and number of shares of stock of the corporation which are owned, beneficially and of record, by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder and (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice; and (c) as to the beneficial owner, if any, on whose behalf the nomination is being made (i) such beneficial owner's name and address, (ii) the class and number of shares of stock of the corporation which are beneficially owned by such beneficial owner, and (iii) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made. In addition, to be effective, the stockholder's notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the corporation.

              (c) The chairman of any meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the provisions of this Section 1.10, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

              (d)  Except as otherwise required by law, nothing in this Section
1.10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

         1.11 NOTICE OF BUSINESS AT ANNUAL MEETINGS.

              (a) At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the election of directors of the corporation, the procedures in Section 1.10 must be complied with and (ii) if such business relates to any other matter, the stockholder must
(x) have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in Section 1.11(b) and (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting.

              (b) To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; PROVIDED, HOWEVER, that (i) in the case of the annual meeting of stockholders of the corporation to be held in 2001 or (ii) in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (A) the sixtieth day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

         The stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of stock of the corporation which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (iv) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 1.11; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.11.

              (c) The chairman of any meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11, and if he should so determine, he shall so declare to the meeting and such business shall not be brought before the meeting.

         1.12 CONDUCT OF MEETINGS.

              (a) CHAIRMAN OF MEETING. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman's absence by the Vice Chairman of the Board, if any, or in the Vice Chairman's absence by the President, or in the President's absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary's absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

              (b) RULES, REGULATIONS AND PROCEDURES. The Board of Directors of the corporation may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present;
(iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

              (c) CLOSING OF POLLS. The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

              (d) INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board or the President shall appoint one or more inspectors or election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector's duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote in completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

         1.13 NO ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING. Stockholders of the corporation may not take any action by written consent in lieu of a meeting.

                                   ARTICLE II

                                    DIRECTORS

         2.1 GENERAL POWERS. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

         2.2 NUMBER, ELECTION AND QUALIFICATION. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors, but in no event shall be less than three. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

         2.3 CLASSES OF DIRECTORS. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided by resolution of the Board of Directors.

         2.4 TERMS OF OFFICE. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; PROVIDED, that each initial director in Class I shall serve for a term expiring at the corporation's annual meeting of stockholders held in 2001; each initial director in Class II shall serve for a term expiring at the corporation's annual meeting of stockholders held in 2002; and each initial director in Class III shall serve for a term expiring at the corporation's annual meeting of stockholders held in 2003; PROVIDED FURTHER, that the term of each director shall continue until the election and qualification of such director's successor and be subject to such director's earlier death, resignation or removal.

         2.5 ALLOCATION OF DIRECTORS AMONG CLASSES IN THE EVENT OF INCREASES OR DECREASES IN THE AUTHORIZED NUMBER OF DIRECTORS. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which such director is a member until the expiration of such director's current term, subject to such director's earlier death, resignation or removal and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section 2.3. To the extent possible, consistent with the provisions of Section 2.3, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution of the Board of Directors.

         2.6 QUORUM. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 2.2 constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

         2.7 ACTION AT MEETING. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by the Certificate of Incorporation or by these By-laws.

         2.8 REMOVAL. Directors of the corporation may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors.

         2.9 VACANCIES. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of such director's successor and to such director's earlier death, resignation or removal.

         2.10 RESIGNATION. Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

         2.11 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

         2.12 SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time and place designated in a call by the Chairman of the Board, the President, two or more directors, or by one director in the event that there is only a single director in office.

         2.13 NOTICE OF SPECIAL MEETINGS. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy or electronic mail, or delivering written notice by hand, to such director's last known business, home or electronic mail address at least 48 hours in advance of the meeting, or (iii) by sending written notice, via first-class mail or reputable overnight courier, to such director's last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

         2.14 MEETINGS BY CONFERENCE COMMUNICATIONS EQUIPMENT. Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

         2.15 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents and electronic transmissions are filed with the minutes of proceedings of the Board or committee.

         2.16 COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors.

         2.17 COMPENSATION OF DIRECTORS. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

                                  ARTICLE III

                                    OFFICERS

         3.1 TITLES. The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors may determine, including a Chairman of the Board, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

         3.2 ELECTION. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

         3.3 QUALIFICATION. No officer need be a stockholder. Any two or more offices may be held by the same person.

         3.4 TENURE. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws, each officer shall hold office until such officer's successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer's earlier death, resignation or removal.

         3.5 RESIGNATION AND REMOVAL. Any officer may resign by delivering a written resignation to the corporation at its principal office or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

         Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

         Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer's resignation or removal, or any right to damages on account of such removal, whether such officer's compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

         3.6 VACANCIES. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of such officer's predecessor and until a successor is elected and qualified, or until such officer's earlier death, resignation or removal.

         3.7 CHAIRMAN OF THE BOARD. The Board of Directors may appoint from its members a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation's Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.8 of these By-laws. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders.

         3.8 PRESIDENT; POWERS OF CHIEF EXECUTIVE OFFICER. Unless the Board of Directors has designated the Chairman of the Board as the corporation's Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The Chief Executive Officer shall have general charge and supervision of the business of the Corporation subject to the direction of the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors and the Chief Executive Officer (if the Chairman of the Board is serving in such position) may from time to time prescribe.

         3.9 VICE PRESIDENTS. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer, the President (if the President is not the Chief Executive Officer), and then the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of

Directors), shall perform the duties of the Chief Executive Officer and when so performing shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

         3.10 SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

         Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

         In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

         3.11 TREASURER AND ASSISTANT TREASURERS. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

         The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

         3.12 SALARIES. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

                                   ARTICLE IV

                                  CAPITAL STOCK

         4.1 ISSUANCE OF STOCK. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

         4.2 CERTIFICATES OF STOCK. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such holder in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

         Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

         There shall be set forth on the face or back of each certificate representing shares of such class or series of stock of the corporation a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         4.3 TRANSFERS. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-laws.

         4.4 LOST, STOLEN OR DESTROYED CERTIFICATES. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

         4.5 RECORD DATE. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

         If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                   ARTICLE V

                               GENERAL PROVISIONS

         5.1 FISCAL YEAR. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall end on the Saturday closest to December 31.

         5.2 CORPORATE SEAL. The corporate seal shall be in such form as shall be approved by the Board of Directors.

         5.3 WAIVER OF NOTICE. Whenever notice is required to be given by law, by the Certificate of Incorporation or by these By-laws, a written waiver, signed by the person entitled to notice or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such waiver, or the attendance of such person at such meeting shall be deemed equivalent to such notice.

         5.4 VOTING OF SECURITIES. Except as the Board of Directors may otherwise designate, the President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

         5.5 EVIDENCE OF AUTHORITY. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

         5.6 CERTIFICATE OF INCORPORATION. All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

         5.7 TRANSACTIONS WITH INTERESTED PARTIES. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors at which the contract or transaction is authorized or solely because any such director's or officer's votes are counted for such purpose, if:

              (a) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

              (b) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

              (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

         Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         5.8 SEVERABILITY. Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.

         5.9 PRONOUNS. All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                                   ARTICLE VI

                                   AMENDMENTS

         These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.

                                                                      APPENDIX C


                           CERTIFICATE OF AMENDMENT OF
                      RESTATED CERTIFICATE OF INCORPORATION
                             OF THERMO FIBERTEK INC.

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

         --------------------------------------------------------------

THERMO FIBERTEK INC. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

By written action of the Board of Directors of the Corporation, dated ___________, 2000, the Board of Directors duly adopted resolutions pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable. The stockholders of the Corporation duly approved, pursuant to said Section 242, said proposed amendment at a Special Meeting of Stockholders held on ___________, 2000. The resolution setting forth the amendment to the Restated Certificate of Incorporation is as follows:

RESOLVED:          That, subject to stockholder approval, the following
                   paragraph be inserted prior to the first paragraph of Article
                   FOURTH of the Certificate of Incorporation:

                        "That upon the filing date of this Certificate of
                   Amendment of Restated Certificate of Incorporation (the "Effective Date"), each __ issued and outstanding shares of Common Stock (as defined below) shall be combined, reclassified and changed into one share of Common Stock of the Corporation; provided, however, that in lieu of any fractional shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to the amount determined by the Board of Directors to be the fair value of a share of Common Stock multiplied by the proportion that such fractional share bears to one share of Common Stock."

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its President and Chief Executive Officer this __ day of ___________, 2000.

                                  THERMO FIBERTEK INC.

                                  By:
                                     -------------------------------------
                                     William A. Rainville
                                     President and Chief Executive Officer

                                 FORM OF PROXY

                             THERMO FIBERTEK INC.

   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 30, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Donald E. Noble, William A. Rainville and Theo Melas-Kyriazi, or any one of them in the absence of the others, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Special Meeting of the Stockholders of Thermo Fibertek Inc., a Delaware corporation (the "Company"), to be held on Monday, October 30, 2000 at __.m. at the Company's offices at 245 Winter Street, Waltham, Massachusetts, and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company standing in the name of the undersigned on ___________, 2000, with all of the powers the undersigned would possess if personally present at such meeting:

           (IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

         Please mark your
/ x /    votes as in this
         example.

    1. Approve proposal to amend the Company's Certificate of Incorporation to authorize the issuance of preferred stock.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    2. Approve proposal to amend the Company's Certificate of Incorporation to require the affirmative vote of either (A) a majority of the directors present at a meeting of the Company's Board of Directors (the "Board") at which a quorum is present or (B) the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors to adopt, amend, alter or repeal the By-laws of the Company.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    3. Approve proposal to amend the Company's Certificate of Incorporation to fix the minimum size of the Board at three directors and establish a classified Board having three classes with staggered three-year terms.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    4. Approve proposal to amend the Company's Certificate of Incorporation to allow the removal of directors only for cause and only upon the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors and provide that any vacancy on the Board be filled only by a vote of the majority of directors then in office.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    5. Approve proposal to amend the Company's Certificate of Incorporation to require advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders in the manner provided by the Company's By-laws.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    6. Approve proposal to amend the Company's Certificate of Incorporation to eliminate the ability of stockholders to take action by written consent without a meeting.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    7. Approve proposal to amend the Company's Certificate of Incorporation to limit the ability to call special meetings of the stockholders to the Board, the Chairman of the Board and the Chief Executive Officer or, if none, the President of the Company and to limit business transacted at any special meeting of stockholders to matters relating to the purposes stated in the notice calling that meeting.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    8. Approve proposal to amend the Company's Certificate of Incorporation to effect a reverse split of the Company's Common Stock, $.01 par value per share, pursuant to which each __ shares of Common Stock then outstanding would be converted into one share of Common Stock.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    9. Approve proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "___________".

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    10. Approve proposal to amend and restate the Company's Certificate of Incorporation to consolidate the foregoing amendments and to update the language of the Certificate of Incorporation to eliminate certain ambiguities and to more closely follow the Delaware General Corporation Law and current corporate practice.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    11. Approve proposal to amend the Company's Equity Incentive Plan to increase the number of shares of Common Stock available for issuance under the Equity Incentive Plan by _____________ and to provide for the automatic annual grant of options to purchase _____________ shares of Common Stock to outside directors of the Company.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    12. Approve proposal to amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance under the Employee Stock Purchase Plan by 750,000 and to extend the term of the Employee Stock Purchase Plan until November 1, 2010.

    FOR  /   /                  AGAINST  /   /                 ABSTAIN  /  /

    13. In their discretion on such other matters as may properly come before the Meeting.

         Approval of each of the first ten proposals listed above is conditioned upon the approval of all of the first ten proposals listed above. In the event that any of the first ten proposals listed above is not approved by the Company's stockholders, the Company's Certificate of Incorporation will remain in effect without amendment.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ABOVE IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.

Copies of the Notice of Meeting and of the Proxy Statement have been received by the undersigned.

PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE(S)                                          DATE
            ---------------------------------------       --------------------

Note: This proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

      [This document is filed with the Securities and Exchange Commission pursuant to Item 10 of Schedule 14A and will not be included in the proxy materials distributed to stockholders.]

                              THERMO FIBERTEK INC.

                              EQUITY INCENTIVE PLAN

               AS AMENDED AND RESTATED EFFECTIVE AS OF ___________

1.       PURPOSE

         The purpose of this Equity Incentive Plan (the "Plan") is to secure for Thermo Fibertek Inc. (the "Company") and its Stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants and advisors to, the Company and its subsidiaries or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries. The Plan is intended to accomplish these goals by enabling the Company to offer such persons equity-based interests, equity-based incentives or performance-based stock incentives in the Company, or any combination thereof ("Awards"). Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.       ADMINISTRATION

         The Plan will be administered by the Board. The Board shall have full power to interpret and administer the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and Awards, and full authority to select the persons to whom Awards will be granted ("Participants"), determine the type and amount of Awards to be granted to Participants (including any combination of Awards), determine the terms and conditions of Awards granted under the Plan (including terms and conditions relating to events of merger, consolidation, dissolution and liquidation, change of control, vesting, forfeiture, restrictions, dividends and interest, if any, on deferred amounts), waive compliance by a participant with any obligation to be performed by him or her under an Award, waive any term or condition of an Award, cancel an existing Award in whole or in part with the consent of a Participant, grant replacement Awards, accelerate the vesting or lapse of any restrictions of any Award, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award and adopt the form of instruments evidencing Awards under the Plan and change such forms from time to time. Any interpretation by the Board of the terms and provisions of the Plan or any Award thereunder and the administration thereof, and all action taken by the Board, shall be final, binding and conclusive on all parties and any person claiming under or through any party. No Director shall be liable for any action or determination made in good faith. The Board may, to the full extent permitted by law, delegate any or all of its responsibilities under the Plan to a committee (the "Committee") appointed by the Board and consisting of members of the Board. All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

3.       EFFECTIVE DATE

         The Plan shall be effective as of the date first approved by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) of the Code ("Section 162(m)") shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)).

4.       SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 10.7, the total number of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), reserved and available for distribution under the Plan shall be _________________ shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any Award of shares of Common Stock requiring exercise by the Participant for delivery of such shares expires or terminates without having been exercised in full, is forfeited or is otherwise terminated without a payment being made to the Participant in the form of Common Stock, or if any shares of Common Stock subject to restrictions are repurchased by the Company pursuant to the terms of any Award or are otherwise reacquired by the Company to satisfy obligations arising by virtue of any Award, such shares shall be available for distribution in connection with future Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code.

5.       ELIGIBILITY

         Employees, officers and directors of, and consultants and advisors to, the Company and its subsidiaries, or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries shall be eligible to receive Awards under the Plan. The Board, or other appropriate committee or person to the extent permitted pursuant to the last sentence of Section 2, shall from time to time select from among such eligible persons those who will receive Awards under the Plan.

6.       TYPES OF AWARDS

         The Board may offer Awards under the Plan in any form of equity-based interest, equity-based incentive or performance-based stock incentive in Common Stock of the Company or any combination thereof. The type, terms and conditions and restrictions of an Award shall be determined by the Board at the time such Award is made to a Participant; provided however that the maximum number of shares permitted to be granted under any Award or combination of Awards to any Participant during any one calendar year may not exceed 500,000 shares of Common Stock, subject to adjustment under Section 10.6.

         An Award shall be made at the time specified by the Board, shall be subject to such conditions or restrictions as may be imposed by the Board and shall conform to the general rules applicable under the Plan as well as any special rules then applicable under federal tax laws or regulations or the federal securities laws relating to the type of Award granted.

         Without limiting the foregoing, Awards may take the following forms and shall be subject to the following rules and conditions:

         6.1      OPTIONS

         An option is an Award that entitles the holder on exercise thereof to purchase Common Stock at a specified exercise price. Options granted under the Plan may be either incentive stock options ("incentive stock options") that meet the requirements of Section 422 of the Code, or options that are not intended to meet the requirements of Section 422 of the Code ("non-statutory options").

         6.1.1 OPTION PRICE. The price at which Common Stock may be purchased upon exercise of an option shall be determined by the Board, PROVIDED HOWEVER, the exercise price shall not be less than the par value per share of Common Stock.

         6.1.2 OPTION GRANTS. The granting of an option shall take place at the time specified by the Board. Options shall be evidenced by option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including but not limited to vesting and forfeiture provisions, acceleration, change of control, protection in the event of merger, consolidations, dissolutions and liquidations) as the Board shall deem advisable. Option agreements shall expressly state whether an option grant is intended to qualify as an incentive stock option or non-statutory option.

         6.1.3 OPTION PERIOD. An option will become exercisable at such time or times (which may be immediately or in such installments as the Board shall determine) and on such terms and conditions as the Board shall specify. The option agreements shall specify the terms and conditions applicable in the event of an option holder's termination of employment during the option's term.

         Any exercise of an option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any additional documents required by the Board and (2) payment in full in accordance with
Section 6.1.4 for the number of shares for which the option is exercised.

         6.1.4 PAYMENT OF EXERCISE PRICE. Stock purchased on exercise of an option shall be paid for as follows: (1) in cash or by check (subject to such guidelines as the Company may establish for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing the option (or in the case of a non-statutory option, by the Board at or after grant of the option), (i) through the delivery of shares of Common Stock that have been outstanding for at least six months (unless the Board expressly approves a shorter period) and that have a fair market value (determined in accordance with procedures prescribed by the Board) equal to the exercise price, (ii) by delivery of a promissory note of the option holder to the Company, payable on such terms as are specified by the Board, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the foregoing permissible forms of payment.

         6.1.5 BUYOUT PROVISION. The Board may at any time offer to buy out for a payment in cash, shares of Common Stock, deferred stock or restricted stock, an option previously granted, based on such terms and conditions as the Board shall establish and communicate to the option holder at the time that such offer is made.

         6.1.6 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Each provision of the Plan and each option agreement evidencing an incentive stock option shall be construed so that each incentive stock option shall be an incentive stock option as defined in Section 422 of the Code or any statutory provision that may replace such Section, and any provisions thereof that cannot be so construed shall be disregarded. Instruments evidencing incentive stock options shall contain such provisions as are required under applicable provisions of the Code. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The exercise price of an incentive stock option shall not be less than 100% (110% in the case of an incentive stock option granted to a more than ten percent Stockholder of the Company) of the fair market value of the Common Stock on the date of grant, as determined by the Board. An incentive stock option may not be granted after the tenth anniversary of the date on which the Plan was adopted by the Board and the latest date on which an incentive stock option may be exercised shall be the tenth anniversary (fifth anniversary, in the case of any incentive stock option granted to a more than ten percent Stockholder of the Company) of the date of grant, as determined by the Board.

         6.2      RESTRICTED AND UNRESTRICTED STOCK

         An Award of restricted stock entitles the recipient thereof to acquire shares of Common Stock upon payment of the purchase price subject to restrictions specified in the instrument evidencing the Award.

         6.2.1 RESTRICTED STOCK AWARDS. Awards of restricted stock shall be evidenced by restricted stock agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including restriction and forfeiture provisions, change of control, protection in the event of mergers, consolidations, dissolutions and liquidations) as the Board shall deem advisable.

         6.2.2 RESTRICTIONS. Until the restrictions specified in a restricted stock agreement shall lapse, restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and upon certain conditions specified in the restricted stock agreement, must be resold to the Company for the price, if any, specified in such agreement. The restrictions shall lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

         6.2.3 RIGHTS AS A STOCKHOLDER. A Participant who acquires shares of restricted stock will have all of the rights of a Stockholder with respect to such shares including the right to receive dividends and to vote such shares. Unless the Board otherwise determines, certificates evidencing shares of restricted stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

         6.2.4 PURCHASE PRICE. The purchase price of shares of restricted stock shall be determined by the Board, in its sole discretion.

         6.2.5 OTHER AWARDS SETTLED WITH RESTRICTED STOCK. The Board may provide that any or all the Common Stock delivered pursuant to an Award will be restricted stock.

         6.2.6 UNRESTRICTED STOCK. The Board may, in its sole discretion, sell to any Participant shares of Common Stock free of restrictions under the Plan for a price determined by the Board, but which may not be less than the par value per share of the Common Stock.

         6.3      DEFERRED STOCK

         6.3.1 DEFERRED STOCK AWARD. A deferred stock Award entitles the recipient to receive shares of deferred stock, which is Common Stock to be delivered in the future. Delivery of the Common Stock will take place at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock will take place.

         6.3.2 OTHER AWARDS SETTLED WITH DEFERRED STOCK. The Board may, at the time any Award described in this Section 6 is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the right to future delivery of deferred stock.

         6.4      PERFORMANCE AWARDS

         6.4.1 PERFORMANCE AWARDS. A performance Award entitles the recipient to receive, without payment, an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), following the attainment of performance goals. Performance goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the performance goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

         6.4.2 OTHER AWARDS SUBJECT TO PERFORMANCE CONDITIONS. The Board may, at the time any Award described in this Section 6 is granted, impose a condition or conditions (in addition to any conditions specified or authorized in this Section 6 of the Plan) that performance goals be met prior to the Participant's realization of any payment or benefit under the Award.

         6.5      ANNUAL STOCK OPTION GRANTS

         6.5.1 ANNUAL STOCK OPTION GRANTS. Each Director of the Company who is not an employee of the Company or any subsidiary or parent of the Company and who is holding office immediately following the Annual Meeting of Stockholders commencing with the Annual Meeting of Stockholders held in calendar year 1997, shall be granted an option to purchase __________ shares of Common Stock at the close of business on the date of such Annual Meeting. Directors who receive grants of stock options in accordance with this Plan are sometimes referred to herein as "Optionees."

         6.5.2    TERMS AND CONDITIONS.

                  (a) Options shall be immediately exercisable at any time from and after the grant date and prior to the date which is the earliest of:

                        (i) three years after the grant date for options granted under Section 6.5, (ii) two years after the Optionee ceases to serve as a director of the Company, or any subsidiary of the Company (one year in the event the Optionee ceases to meet the requirements of this Subsection by reason of his or her death), or (iii) the date of dissolution or liquidation of the Company.

                  (b) The exercise price at which Options are granted hereunder shall be the average of the closing prices reported by the national securities exchange on which the Common Stock is principally traded for the five trading days immediately preceding and including the date the option is granted or, if such security is not traded on an exchange, the average last reported sale price for the five-day period on the NASDAQ National Market List, or the average of the closing bid prices for the five-day period last quoted by an established quotation service for over-the-counter securities, or if none of the above shall apply, the last price paid for shares of the Common Stock by independent investors in a private placement.

                  (c) All options shall be evidenced by a written agreement substantially in such form as shall be approved by the Board, containing terms and conditions consistent with the provisions of this Plan.

         6.5.3 PAYMENT OF EXERCISE PRICE. Stock purchased by a Director upon exercise of an annual stock option granted under this Section 6.5, shall be paid for as provided in Section 6.1.4 above.

7.       PURCHASE PRICE AND PAYMENT

         Except as otherwise provided in the Plan, the purchase price of Common Stock to be acquired pursuant to an Award shall be the price determined by the Board, provided that such price shall not be less than the par value of the Common Stock. Except as otherwise provided in the Plan, the Board may determine the method of payment of the exercise price or purchase price of an Award granted under the Plan and the form of payment. The Board may determine that all or any part of the purchase price of Common Stock pursuant to an Award has been satisfied by past services rendered by the Participant. The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

8.       LOANS AND SUPPLEMENTAL GRANTS

         The Company may make a loan to a Participant, either on or after the grant to the Participant of any Award, in connection with the purchase of Common Stock under the Award or with the payment of any obligation incurred or recognized as a result of the Award. The Board will have full authority to decide whether the loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven.

         In connection with any Award, the Board may at the time such Award is made or at a later date, provide for and make a cash payment to the participant not to exceed an amount equal to (a) the amount of any federal, state and local income tax on ordinary income for which the Participant will be liable with respect to the Award, plus (b) an additional amount on a grossed-up basis necessary to make him or her whole after tax, discharging all the participant's income tax liabilities arising from all payments under the Plan.

9.       CHANGE IN CONTROL

         9.1      IMPACT OF EVENT

         In the event of a "Change in Control" as defined in Section 9.2, the following provisions shall apply, unless the agreement evidencing the Award otherwise provides (by specific explicit reference to Section 9.2 below). If a Change in Control occurs while any Awards are outstanding, then, effective upon the Change in Control, (i) each outstanding stock option or other stock-based Award awarded under the Plan that was not previously exercisable and vested shall become immediately exercisable in full and vested, (ii) each outstanding restricted stock award or other stock-based Award subject to restrictions and to the extent not fully vested, shall be deemed to be fully vested and free of restrictions and conditions, and (iii) deferral and other limitations and conditions that relate solely to the passage of time, continued employment or affiliation will be waived and removed as to deferred stock Awards and performance Awards; performance of other conditions (other than conditions relating solely to the passage of time, continued employment or affiliation) will continue to apply unless otherwise provided in the agreement evidencing the Award or in any other agreement between the Participant and the Company or unless otherwise agreed by the Board.

         9.2      DEFINITION OF "CHANGE IN CONTROL"

         "CHANGE IN CONTROL" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

         (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 40% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); PROVIDED, HOWEVER, that for purposes of this subsection (a), the following acquisitions of shares of Common Stock shall not constitute a Change in Control: (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (c) of this definition; or

         (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board as of May 23, 1994 or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; PROVIDED, HOWEVER, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

         (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, respectively; and
(ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors; or

         (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

10.      GENERAL PROVISIONS

         10.1     DOCUMENTATION OF AWARDS

         Awards will be evidenced by written instruments, which may differ among Participants, prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments which need not be executed by the participant but acceptance of which will evidence agreement to the terms thereof. Such instruments shall conform to the requirements of the Plan and may contain such other provisions (including provisions relating to events of merger, consolidation, dissolution and liquidations, change of control and restrictions affecting either the agreement or the Common Stock issued thereunder), as the Board deems advisable.

         10.2     RIGHTS AS A STOCKHOLDER

         Except as specifically provided by the Plan or the instrument evidencing the Award, the receipt of an Award will not give a Participant rights as a Stockholder with respect to any shares covered by an Award until the date of issue of a stock certificate to the participant for such shares.

         10.3     LIMITATION OF RIGHTS TO CONTINUE AS A DIRECTOR

         Neither the Plan, nor the quantity of shares subject to options granted under the Plan, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

         10.4     CONDITIONS ON DELIVERY OF STOCK

         The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

         If an Award is exercised by the participant's legal representative, the Company will be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         10.5     TAX WITHHOLDING

         The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Common Stock may be delivered, the Board will have the right to require that the participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Board may permit the participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy any minimum withholding requirement.

         10.6     TRANSFERABILITY OF AWARDS

         Except as may be authorized by the Board, in its sole discretion, no Award (other than an Award in the form of an outright transfer of cash or Common Stock not subject to any restrictions) may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf). The Board may, in its discretion, determine the extent to which Awards granted to a Participant shall be transferable, and such provisions permitting or acknowledging transfer shall be set forth in the written agreement evidencing the Award executed and delivered by or on behalf of the Company and the Participant.

         10.7     ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS

         (a) In the event of a stock dividend, stock split or combination of shares, or other distribution with respect to holders of Common Stock other than normal cash dividends, the Board will make (i) appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above and the participant limit set forth in Section 6, and (ii) appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards, the repurchase price per share subject to each outstanding Restricted Stock Award and any other provisions of Awards affected by such change.

         (b) In the event of any recapitalization, merger or consolidation involving the Company, any transaction in which the Company becomes a subsidiary of another entity, any sale or other disposition of all or a substantial portion of the assets of the Company or any similar transaction, as determined by the Board, the Board in its discretion may make appropriate adjustments to outstanding Awards to avoid distortion in the operation of the Plan.

         10.8     EMPLOYMENT RIGHTS

         Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment with the Company or any subsidiary or interfere in any way with the right of the Company or subsidiary to terminate any employment relationship at any time or to increase or decrease the compensation of such person. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the employee.

         Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time. For purposes of this Plan, transfer of employment between the Company and its subsidiaries shall not be deemed termination of employment.

         10.9     OTHER EMPLOYEE BENEFITS

         The value of an Award granted to a Participant who is an employee, and the amount of any compensation deemed to be received by an employee as a result of any exercise or purchase of Common Stock pursuant to an Award or sale of shares received under the Plan, will not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, stock ownership, stock purchase, life insurance, medical, health, disability or salary continuation plan.

         10.10    LEGAL HOLIDAYS

         If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

         10.11    FOREIGN NATIONALS

         Without amending the Plan, Awards may be granted to persons who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Board, be necessary or desirable to further the purpose of the Plan.

         10.12    GOVERNING LAW

         The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

11.      TERMINATION AND AMENDMENT

         The Plan shall remain in full force and effect until terminated by the Board. Subject to the last sentence of this Section 11, the Board may at any time or times amend the Plan or any outstanding Award for any purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with
Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders as required by
Section 162(m) (including the vote required under Section 162(m)).

      [This document is filed with the Securities and Exchange Commission pursuant to Item 10 of Schedule 14A and will not be included in the proxy materials distributed to stockholders.]




                    AMENDED AND RESTATED THERMO FIBERTEK INC.
                         EMPLOYEES' STOCK PURCHASE PLAN

         1. DEFINITIONS. As used in this Employees' Stock Purchase Plan ofThermo Fibertek Inc., the following terms shall have the meanings respectively assigned to them below:

         (1) BASE COMPENSATION means annual or annualized wages and salary, exclusive of overtime, bonuses, contributions to employee benefit plans, or other fringe benefits, sales commissions, moving expense reimbursements or other special payments.

         (2) BENEFICIARY means the person designated as beneficiary on the Participant's Enrollment/Change Agreement or, if no such beneficiary is named, the person to whom the Option is transferred by will or under the applicable laws of descent and distribution.

         (3)  BOARD means the board of directors of the Company.

         (4)  CODE means the Internal Revenue Code of 1986, as amended.

         (5)  COMPANY means Thermo Fibertek Inc., a Massachusetts corporation.

         (6) COMPANY STOCK means the common stock, $.01 par value, of the Company.

         (7)  COVERED TRANSACTION shall have the meaning set forth in Section
    9.8 hereof.

         (8) ELIGIBLE EMPLOYEE means a person who is eligible under the provisions of Section 7 to receive an Option as of a particular Grant Date.

         (9) ENROLLMENT/CHANGE AGREEMENT means an agreement whereby a Participant authorizes the Company to withhold payroll deductions from his or her Gross Compensation, or requests withdrawal, discontinuation, or a change in the withholding percentage of such payroll deductions, as contemplated by Section 9.9.

         (10) EXERCISE DATE means a date not more than one year after a Grant Date, as determined by the Board, on which Options must be exercised by Eligible Employees.

         (11) GRANT DATE means a date designated by the Board on which Options are to be granted to Eligible Employees.

         (12) GROSS COMPENSATION means Base Compensation plus sales commissions, overtime pay and cash bonuses.


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


         (13) MARKET VALUE means, as of a particular date, the last sale price of the Company Stock if such stock is reported on a national stock exchange, or if no such price is reported for such date, the average of bid and asked prices of the Company Stock last quoted in the over-the-counter market on such date, or if no bid and asked prices are quoted in the over-the-counter market on such date, the average of the bid and asked prices last quoted in the over-the-counter market before such date.

         (14) OPTION means an option to purchase shares of Stock granted under the Plan.

         (15) OPTION SHARES means shares of Stock purchasable under an Option, which shares may not be transferred by the Participant until at least one year after the Exercise Date.

         (16) PARTICIPANT means an Eligible Employee to whom an Option is granted and who authorizes the Company to withhold payroll deductions by completing an Enrollment/Change Agreement.

         (17) PLAN means this Employees' Stock Purchase Plan of the Company, as amended from time to time.

         (18) RELATED CORPORATION means any corporation which is a parent corporation or a subsidiary corporation with respect to the Company, as determined under Section 424(e) and Section 424(f) of the Code.

         (19) SECTION 423 means Section 423 of the Code.

         2. PURPOSE OF THE PLAN. The Plan is intended to encourage ownership of Company Stock by Eligible Employees and to provide additional incentive for them to promote the success of the business of the Company. It is intended that the Plan shall be an "employee stock purchase plan" within the meaning of
Section 423.

         3. TERM OF THE PLAN. The Plan became effective on November 1, 1993 and was amended and restated effective October 23, 1998 with respect to Options with Grant Dates occurring on or after November 1, 1998. No option shall be granted under the Plan after November 1, 2002.

         4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, which annually shall determine (i) whether to grant Options and, if Options are to be granted, (ii) the Grant Dates and Exercise Dates for such Options and all other terms relating to such Options, including the terms under which Gross Compensation may be withheld to purchase shares of Company Stock under such Options; PROVIDED, that the maximum aggregate percentage of each Participant's Gross Compensation which may be withheld for the purpose of purchasing shares of stock under this Plan and all other employee stock purchase plans (as defined in Section 423) administered by a Related Corporation and in which the Participant may participate shall not exceed ten percent (10%) of the Participant's Gross Compensation. The Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms of Options granted under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Board may appoint a committee, consisting of "non-employee directors" as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, to administer the Plan and may, in its sole and absolute discretion, delegate any of all of the functions specified herein regarding administration of the Plan to such committee.

         5. TERMINATION AND AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time; PROVIDED, HOWEVER, that no amendment, unless approved by the stockholders of the Company as required under Treasury Regulations Section 1.423-2(c), shall effect any change for which stockholder approval would be required under that regulation. For the avoidance of doubt,
Section 9.8, rather than the foregoing sentence, shall apply to Board actions taken in connection with Covered Transactions.

         6. SHARES OF STOCK SUBJECT TO THE PLAN. No more than an aggregate of 283,809 shares of Company Stock may be issued or delivered pursuant to the exercise of Options granted under the Plan, subject to adjustments made in accordance with Section 9.8. Option Shares may be either shares of Company Stock which are authorized but unissued or shares of Company Stock held by the Company in its treasury. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased Option Shares shall become available for other Options granted under the Plan. The Company shall, at all times during which Options are outstanding, reserve and keep available shares of Company Stock sufficient to satisfy such Options, and shall pay all fees and expenses incurred by the Company in connection therewith.

         7.   PERSONS ELIGIBLE TO RECEIVE OPTIONS.

         (1) If the Board determines to grant Options as of any Grant Date, each employee of the Company who (i) is employed on the Grant Date, (ii) is customarily employed by the Company at least twenty (20) hours per week and at least five (5) months per calendar year and (iii) will not, after the grant of the Option, own (or be deemed to own after application of the constructive ownership rules of Section 424(d) of the Code) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation shall be entitled to participate in such Option grant as of such Grant Date, subject to Section 7(b) below.

         (2)  In the case of an individual who is an employee described in
    Section 7(a) on the Grant Date, but who has not completed at least six (6) months of continuous employment for the Company or a Related Corporation as of such Grant Date, payroll deductions may be made only with respect to payroll periods commencing on or after the first day of the month following the month during which the employee completes six (6) months of continuous employment for the Company or a Related Corporation.

         (3) For purposes of this Section 7, employment shall include any leave of absence for military service, illness or other bona fide purpose which does not exceed the longer of ninety (90) days or other period during which the absent employee's reemployment rights are guaranteed by statute or contract.

         8. DATES FOR GRANTING OPTIONS. Options shall be granted on such date or dates as are designated by the Board.

         9.   TERMS AND CONDITIONS OF OPTIONS.

              9.1. GENERAL. All Options granted on a particular Grant Date shall comply with the terms and conditions set forth in Sections 9.3 through 9.12, and all Options granted on a particular Grant Date shall be identical except as to the number of shares of Company Stock purchasable under the Option, which shall be determined in accordance with Section 9.2. Option Shares may only be purchased with accumulated payroll deductions.

              9.2. NUMBER OF SHARES. Except as hereinafter provided, the maximum number of shares of Company Stock that a Participant shall be permitted to purchase under any Option shall be fixed by the Board at the time of grant. In the absence of affirmative action by the Board, the maximum number of shares that may be purchased under any Option shall be the lesser of (i) $25,000 divided by the Market Value of one share of Company Stock on the Grant Date, or
(ii) the amount of the Participant's Gross Compensation permitted to be withheld for purchasing Company Stock during the period running from the Grant Date to the Exercise Date, divided by the purchase price determined in accordance with
Section 9.3. The number of shares which a Participant is permitted to purchase may be further limited by the amount of payroll deductions actually withheld as of the Exercise Date. Notwithstanding any other provision of the Plan, in no event shall a Participant's rights to purchase stock under all employee stock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Related Corporations, including this Plan, accrue at a rate which exceeds $25,000 of the Market Value of such stock (determined as of the date(s) of grant of the related option(s)) for each calendar year in which any such option is outstanding at any time. The preceding sentence shall be construed in accordance with Section 423(b)(8) of the Code and Treasury Regulations Section 1.423-2(i). The Company may reduce or refund Participants' payroll deductions if the Company determines in its reasonable discretion that there is a material risk that the limits described in this Section 9.2 would otherwise be exceeded.

              9.3. PURCHASE PRICE. The per-share purchase price of Option Shares shall be eighty-five percent (85%) of the lower of (i) the per-share Market Value of the Company Stock as of the Grant Date, and (ii) the per-share Market Value of the Company Stock as of the Exercise Date. If the Grant Date or Exercise Date shall fall on a Saturday, Sunday or other legal holiday, the applicable Market Value shall be determined as of the trading day immediately preceding such weekend or legal holiday.

              9.4. RESTRICTIONS ON TRANSFER. Options may not be transferred other than by will or under the laws of descent and distribution; PROVIDED, that a Participant may designate a Beneficiary on the Participant's Enrollment/Change Agreement to exercise any Option held by the Participant and not yet exercised as of the date of the Participant's death. An Option may not be exercised by anyone other than the Participant during the lifetime of the Participant. Option Shares may not be sold or otherwise transferred by the Participant until at least one year after the Exercise Date. The Company shall have the right to place a legend on all stock certificates representing Option Shares setting forth the restriction on transferability of such shares, and by exercising an Option the person exercising such Option shall be deemed to have agreed to such restrictions on transferability of Option Shares.

              9.5. EXPIRATION. Each Option shall expire at the close of business on the Exercise Date or on such earlier date as may result from the operation of Section 9.6 or Section 9.8.

              9.6. TERMINATION OF EMPLOYMENT OF PARTICIPANT. If a Participant ceases for any reason, voluntary or involuntary (other than death or retirement), to be continuously employed by the Company or a Related Corporation, his or her Option shall immediately expire and the Participant's accumulated payroll deductions shall be returned by the Company with interest pursuant to Section 9.12. For purposes of this Section 9.6, a Participant shall be deemed to be employed throughout any leave of absence for military service, illness or other bona fide purpose which does not exceed the longer of ninety
(90) days or the period during which the Participant's reemployment rights are guaranteed by statute or by contract. If the Participant does not return to active employment prior to the termination of such period, his or her employment shall be deemed to have ended on the ninety-first (91st) day of such leave of absence.

              9.7. RETIREMENT OR DEATH OF PARTICIPANT. If a Participant retires or dies, the Participant or, in the case of death, his or her Beneficiary, shall be entitled to withdraw the Participant's accumulated payroll deductions with interest pursuant to Section 9.12 or to purchase shares on the Exercise Date to the same extent as the Participant would have been entitled to purchase such shares had he or she continued to be employed by the Company. The number of shares purchasable shall be limited by the amount of the Participant's accumulated payroll deductions as of the date of his or her retirement or death. Accumulated payroll deductions shall be applied by the Company toward the purchase of shares unless the Participant or Beneficiary withdraws such funds prior to the Exercise Date in accordance with Section 9.10(e).

              9.8. CAPITAL CHANGES AFFECTING THE STOCK; TRANSACTIONS INVOLVING THE COMPANY. In the event of a stock split, stock dividend or similar change in the Company's capital structure, the number of shares available to be issued under the Plan, the maximum number of shares purchasable under Options then outstanding, and other Plan and Option terms shall be appropriately adjusted by the Board. In the event of a merger or consolidation involving the Company, a transaction in which the Company becomes a subsidiary of another entity, a sale or other disposition of all or a substantial portion of the assets of the Company (including a liquidation of the Company) or any other transaction which the Board of Directors determines to be a similar transaction (any of the foregoing, a "Covered Transaction"), the Board may (i) terminate all then outstanding rights to purchase stock under the Program, in which event amounts contributed for the purchase of shares will be refunded as soon as practicable, (ii) modify or adjust the terms of the option, (iii) if there is a survivor or acquiror entity, provide for the assumption, modification, or adjustment to the terms of outstanding Options by the survivor or acquiror or an affiliate thereof or for the grant of replacement rights by the survivor or acquiror or an affiliate thereof, in each case on whatever terms the Board may determine, (iv) accelerate the stock purchase date for outstanding rights or (v) provide for any combination of the foregoing.

              9.9. PAYROLL DEDUCTIONS. Any Eligible Employee who wishes to authorize payroll deductions for the purchase of Option Shares under the Plan, must complete and return to the human resources department of the Company prior to the Grant Date an Enrollment/Change Agreement indicating the total percentage (which shall be a full integer not less than one (1) and not greater than the maximum determined by the Board in accordance with Section 4 hereof) of his or her Gross Compensation which is to be withheld each pay period. After the Grant Date and prior to the Exercise Date, the Participant shall be permitted to (a) request a withdrawal of accumulated payroll deductions (only one withdrawal during each option period is permitted, subject to Section 9.10(e)), (b) discontinue payroll deductions, or (c) decrease, but not increase, the percentage of Gross Compensation withheld. A Participant shall make a change contemplated in the foregoing sentence by completing and returning an Enrollment/Change Agreement to the human resources department of the Company. The effective date of such changes shall be subject to reasonable administrative requirements. A Participant who suspends payroll deductions may not recommence payroll deductions at any time prior to the Exercise Date; PROVIDED, that the foregoing limitation shall not prevent the suspension or adjustment of payroll deductions to the extent such suspension or adjustment is required by applicable law.

              9.10. EXERCISE OF OPTIONS. On the Exercise Date the Participant shall be deemed to have exercised his or her Option to purchase the maximum number of Option Shares purchasable by his or her accumulated payroll deductions; PROVIDED, that:

              (1) The number of Option Shares of Company Stock purchasable shall not exceed the number of shares the Participant is entitled to purchase pursuant to Section 9.2.

              (2) If the total number of Option Shares of Company Stock which all Participants elect to purchase, together with any Option Shares of Company

                        Stock already purchased under the Plan, exceeds the total number of shares of Company Stock which may be purchased under the Plan pursuant to Section 6, the number of shares of Company Stock which each Participant is permitted to purchase shall be proportionately reduced.

              (3) If the number of Option Shares purchasable by a Participant includes a fraction, such number shall be adjusted to the next smaller whole number and the total purchase price for the Option Shares purchasable by the Participant shall be reduced accordingly.

              (4) If a Participant is unable to use all of his or her accumulated payroll deductions to purchase Option Shares under Section 9.10(c) hereof because the number of purchasable Option Shares includes a fraction, the remaining balance of the Participant's accumulated payroll deductions attributable to such fractional shares will be added to the Participant's future payroll deductions for the next Plan option period unless the Participant does not participate in the Plan for the next Plan option period, in which case such balance will be returned to the Participant. For the avoidance of doubt, Participants may not apply withheld sums to purchase Company Stock in future option periods except to the extent permitted by the fractional share rule in the foregoing sentence.

              (5) A Participant may notify the Company's human resources department prior to an Exercise Date, subject to such reasonable administrative requirements as the Company may impose, by completing and delivering an Enrollment/Change Agreement, that he or she elects not to exercise his or her Option and desires to withdraw all of his or her accumulated payroll deductions withheld under the Plan, as provided in Section 9.9. A Participant may elect this withdrawal at the end of the Plan option period even if he or she has previously received a withdrawal during the Plan option period.

              9.11. DELIVERY OF STOCK. Within a reasonable time after the Exercise Date, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the Option Shares purchased by the Participant. If any law or applicable regulation of the Securities and Exchange Commission or other body shall require that the Company or the Participant take any action in connection with the purchase of Option Shares, delivery of the certificate or certificates for such Option Shares shall be postponed until the necessary action shall have been completed. If the Company is required to take such action, such action shall be taken by the Company at its own expense, without unreasonable delay. The Participant shall have no rights as a shareholder in respect of shares for which he or she has not received a certificate.

              9.12. RETURN OF ACCUMULATED PAYROLL DEDUCTIONS. In the event that a Participant or a Beneficiary is entitled to the return of accumulated payroll deductions, whether by reason of voluntary withdrawal, termination of employment, retirement or death or in the event that accumulated payroll deductions exceed the price of Option Shares purchased and are not added to the Participant's future payroll deductions pursuant to Section 9.10(d) hereof, such amount, together with interest thereon at the rate fixed by the Board (which rate for a particular Plan option period running from Grant Date to Exercise Date shall be fixed annually by the Board prior to the commencement of such period), shall be returned within a reasonable time by the Company to the Participant or the Beneficiary, as the case may be; PROVIDED, HOWEVER, that interest shall not be paid on any amount returned which is less than the purchase price of one Option Share of Company Stock for which such payroll deductions were withheld.

              9.13. EQUAL RIGHTS AND PRIVILEGES. In connection with any grant of Options, all Eligible Employees awarded Options as part of such grant shall have the same rights and privileges with respect thereto, subject only to such differences as may be permissible under Section 423(b)(5) and related regulations.